[Exhibit "A"]* ALLSTATE FINANCIAL CORPORATION

Issuer

and

**_________________________________, as Indenture Trustee


INDENTURE

Dated as of September 14, 1998


--------------------

$4,961,000.00

10% Convertible Subordinated Notes















     *Delete upon execution of the Form of Indenture by the Issuer and the Trustee, if named herein.

**Insert upon execution of the Form of Indenture.


TABLE OF CONTENTS
     PAGE
ARTICLE 1   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .    8
     SECTION 1.1  Certain Terms Defined. . . . . . . . . . . . . . . . . .    8

ARTICLE 2   ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES. . . . .
     SECTION 2.1  Authentication and Delivery of Securities. . . . . . . . .
     SECTION 2.2  Execution of Securities. . . . . . . . . . . . . . . . . .
     SECTION 2.3  Certificate of Authentication. . . . . . . . . . . . . . .
     SECTION 2.4  Form, Denomination and Date of Securities; Payments of
     Interest in Cash. . . . . . .
     SECTION 2.5  Registration, Transfer and Exchange;
        Paying Agent and Conversion Agent. .
     SECTION 2.6  Mutilated, Defaced, Destroyed, Lost and Stolen
     Securities . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 2.7  Cancellation of Securities; Disposition Thereof. . . . . .
     SECTION 2.8  Temporary Securities . . . . . . . . . . . . . . . . . . .

ARTICLE 3   COVENANTS OF THE ISSUER. . . . . . . . . . . . . . . . . . . . .
     SECTION 3.1  Payment of Principal and Interest. . . . . . . . . . . . .
     SECTION 3.2  Offices for Payments, Etc. . . . . . . . . . . . . . . . .
     SECTION 3.3  Appointment To Fill a Vacancy in Office of Trustee . . . .
     SECTION 3.4  Paying Agents. . . . . . . . . . . . . . . . . . . . . . .
     SECTION 3.5  Officers' Certificates as to Default and as to
     Compliance . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 3.6  Indebtedness. . . . . . . . . . . . . . . . . . .  .
     SECTION 3.7  Books.. . . . . . . . . . . . . .
     SECTION 3.8  Limitation on Dividends. . . . . . . . . . . . . . . . . . . .
     SECTION 3.9  Limitations on Liens. .  . . . . . . . . . . . . . . . . . . .
     SECTION 3.10  Line of Business . . . . . . . . . . . . . . . . . .
     SECTION 3.11  Payments for Consent .  . . . . . . . . . . . . . . . . . . .
     SECTION 3.12  Limitations of Sale and Leaseback Transactions  . . . . . . .
     SECTION 3.13 Limitation on Dividends and
        Other Payment Restrictions Effecting Subsidiaries. . . . . . . . . . .
     SECTION 3.14  Authorized Indebtedness to Consolidated Tangible New Worth.
     SECTION 3.15  Net Non-Earning Assets Over Average Assets. . . .  .
     SECTION 3.16  Earnings to Debt Coverage. . . . . . . . . . . . . .
     SECTION 3.17  Limitation on Transactions with Related Person. . . .
      SECTION 3.18  Fundamental Modification. . . . . . . . . . . . . .
     SECTION 3.19   Maintenance of Properties, Etc.. . . . . . . . . . . . . .
     SECTION 3.20  Comply with Material Agreements. . . . . . . . . . .
     SECTION 3.21  ERISA. . . . . . . . . . . . . . . . . . . .
     SECTION 3.22  Use of Proceeds. . . . . . . . . . . . .
     SECTION 3.23  Issuance of Common Stock on Conversion. . . . . . . . . . . .
     SECTION 3.24  Performance of Covenants. . . . . . . . . . . . .

ARTICLE 4   SECURITYHOLDERS' LISTS AND REPORTS BY THE ISSUER AND
THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 4.1  Issuer To Furnish Trustee Information as to Names and
        Addresses of Securityholders . . . . . . . . . . . . . . .
     SECTION 4.2  Preservation and Disclosure of Securityholders' Lists. . .
     SECTION 4.3  Reports by the Issuer. . . . . . . . . . . . . . . . . . .


ARTICLE 5   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT
OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 5.1  Event of Default Defined; Acceleration of Maturity;
     Waiver of Default. . . . . . . . . . . . . . . . . . . . .
     SECTION 5.2  Collection of Indebtedness by Trustee; Trustee May Prove
     Indebtedness . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 5.3  Application of Proceeds. . . . . . . . . . . . . . . . . .
     SECTION 5.4  Suits for Enforcement. . . . . . . . . . . . . . . . . . .
     SECTION 5.5  Restoration of Rights on Abandonment of Proceedings. . . .
     SECTION 5.6  Limitations on Suits by Securityholders. . . . . . . . . .
     SECTION 5.7  Unconditional Right of Securityholders To Institute
     Certain Suits. . . . . . . . . . . . . . . . . . . . . . .
     SECTION 5.8  Powers and Remedies Cumulative; Delay or Omission Not
     Waiver of Default. . . . . . . . . . . . . . . . . . . . .
     SECTION 5.9  Control by Securityholders . . . . . . . . . . . . . . . .
     SECTION 5.10  Waiver of Past Defaults . . . . . . . . . . . . . . . . .
     SECTION 5.11  Trustee to Give Notice of Default, But May Withhold in
     Certain Circumstances . . . . . . . . . . . . . . . . . .
     SECTION 5.12  Right of Court To Require Filing of Undertaking To Pay
     Costs . . . . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE 6   CONCERNING THE TRUSTEE . . . . . . . . . . . . . . . . . . . . .
     SECTION 6.1  Duties and Responsibilities of the Trustee; During
     Default; Prior to Default. . . . . . . . . . . . . . . . .
     SECTION 6.2  Certain Rights of the Trustee. . . . . . . . . . . . . . .
     SECTION 6.3  Trustee Not Responsible for Recitals, Disposition of
     Securities or Application of Proceeds Thereof. . . . . . .
     SECTION 6.4  Trustee and Agents May Hold Securities;
     Collections, Etc.. . . . . . . . . . . . . . . . . . . . .

     SECTION 6.5  Moneys Held by Trustee . . . . . . . . . . . . . . . . . .
     SECTION 6.6  Compensation and Indemnification of Trustee and Its Prior
     Claim. . . . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 6.7  Right of Trustee to Rely on Officers' Certificate, Etc.. .
     SECTION 6.8  Persons Eligible for Appointment as Trustee. . . . . . . .
     SECTION 6.9  Resignation and Removal; Appointment of Successor
     Trustee . . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 6.10  Acceptance of Appointment by Successor Trustee. . . . . .
     SECTION 6.11  Merger, Conversion, Consolidation or Succession to
Business of Trustee . . . . . . . . . . . . . . . . . . .

     SECTION 6.12  Intervention in Litigation . . . . . . . . . . . . . . .

ARTICLE 7   CONCERNING THE SECURITYHOLDERS . . . . . . . . . . . . . . . . .
     SECTION 7.1  Evidence of Action Taken by Securityholders. . . . . . . .
     SECTION 7.2  Proof of Execution of Instruments and of Holding of
     Securities . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 7.3  Holders To Be Treated as Owners. . . . . . . . . . . . . .
     SECTION 7.4  Securities Owned by Issuer Deemed Not Outstanding. . . . .
     SECTION 7.5  Right of Revocation of Action Taken. . . . . . . . . . . .

ARTICLE 8   SUPPLEMENTAL INDENTURES. . . . . . . . . . . . . . . . . . . . .
     SECTION 8.1  Supplemental Indentures Without Consent of
     Securityholders. . . . . . . . . . . . . . . . . . . . . .
     SECTION 8.2  Supplemental Indentures with Consent of Securityholders. .
     SECTION 8.3  Effect of Supplemental Indenture . . . . . . . . . . . . .
     SECTION 8.4  Documents To Be Given to Trustee . . . . . . . . . . . . .
     SECTION 8.5  Notation on Securities in Respect of Supplemental
     Indentures . . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE 9  SATISFACTION AND DISCHARGE OF INDENTURE;
     UNCLAIMED MONEYS. . . .
     SECTION 9.1  Defeasance and Redemption. . . . . . . . .
     SECTION 9.2  Return of Money Held by Trustee and Paying Agent Unclaimed for
        One Year. . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE 10  MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . .
     SECTION 10.1  Incorporators, Shareholders, Officers and Directors of
     Issuer Exempt from Individual Liability . . . . . . . . .
     SECTION 10.2  Provisions of Indenture for the Sole Benefit of Parties
     and Securityholders . . . . . . . . . . . . . . . . . . .
     SECTION 10.3  Successors and Assigns of Issuer Bound by Indenture . . .
     SECTION 10.4  Notices and Demands on Issuer, Trustee and
     Securityholders . . . . . . . . . . . . . . . . . . . . .
     SECTION 10.5  Compliance Certificates and Opinions of Counsel;
        Statements To Be Contained Therein. . . . . . . . . . . .
     SECTION 10.6  Payments Due on Saturdays, Sundays and Holidays . . . . .
     SECTION 10.7  Applicable Law; Virginia Law To Govern.. . . . . . . . . .
     SECTION 10.8  Counterparts. . . . . . . . . . . . . . . . . . . . . . .
     SECTION 10.9  Effect of Headings . . . . . . . . . . . . . . . . . . .
     SECTION 10.10  Usurious Interest. . . . . . . . . . . .
     SECTION 10.11  Value of Securities..........
     SECTION 10.12 Directors. . . . . . . . . . . . . . .

ARTICLE 11 CONVERSION. . . . . . . . . . . . . . . . . . . .
     SECTION 11.1  Conversion Privilege. . . . . . . . . . .
     SECTION 11.2 Notice Of Conversion. . . . . . . . . . . . . . . . . . .
     SECTION 11.3Issuance And Reservation Of Common Stock . . . . . . . .  . .
     SECTION 11.4 Cancellation Of Converted Securities.. . . . . . . . . . .
     SECTION 11.5 Adjustments Of Conversion Price And  Number Of Shares
        Of Common Stock. . .
     SECTION 11.6Reorganizations And Asset Sales. . . . .
     SECTION 11.7 Notice Of Adjustment. . . . . . . . . . . .
     SECTION 11.8 Notice Of Certain Transactions. . . . . . . .
     SECTION 11.9 Registration. . . . . . . . . . . . . .
    SECTION 11.10 Indemnification. . . . . . . . . . . .
    SECTION 11.11 Disclaimer by the Trustee. . . . . . . . . . . . . . .
     SECTION 11.12 Waiver; Amendment. . . . . . . . . .

ARTICLE 12  REPURCHASE OF SECURITIES AT THE OPTION OF THE HOLDERS
UPON A FUNDAMENTAL CHANGE . . . . . . . . . . . . . . . . . . .
     SECTION 12.1  Repurchase Upon a Fundamental Change. . . . . . . . . . .
     SECTION 12.2  Notices, Etc.. . . . . . . . . . . . . . . .
     SECTION 12.3  Exercising Repurchase Right. . . . . . . . . . . .
     SECTION 12.4  Certain Definitions. . . . . . . . . . . .

ARTICLE 13  SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .
     SECTION 13.1  Subordination Provisions. . . . . . . . . . . . . . .
     SECTION 13.2  Payments. . . . . . . . . . . . . . . . .
     SECTION 13.3  Limitation on Acceleration. . . . . . . . . . . . .
     SECTION 13.4  Prior Payment of Senior Indebtedness in Bankruptcy, Etc..
     SECTION 13.5  Trustee to Effect Subordination. . . . . . . . . . . . .
     SECTION 13.6  Subrogation. . . . . . . . . . . .
     SECTION 13.7  Notice to the Trustee. . . . . . . . . . . . . . . . . . .
     SECTION 13.8  Reliance on Judicial Order or Certificate of
        Liquidating Agent. . . . . . . . . .
     SECTION 13.9  Trustee's Relation to Senior Indebtedness . . . . . . . .  .
     SECTION 13.10  Miscellaneous . . . .  . . . . . . .
     SECTION 13.11  Conversion Rights. . . . . . . . . . . . . . . . . .

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



THIS INDENTURE, dated as of September 14, 1998 by and among Allstate Financial Corporation, a Virginia corporation (the "Issuer") and __**_________, a __________ corporation and not in its individual capacity but solely as Trustee (the "Trustee").

W I T N E S S E T H :

WHEREAS, the Issuer has duly authorized the issuance of its 10% Convertible Subordinated Notes Due September 30, 2003 (the "Securities"); and

WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the following form:


[FORM OF FACE OF SECURITY]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THE DELIVERY TO THE ISSUER, OR THE TRUSTEE, IF APPOINTED, OF AN INVESTMENT LETTER IN SUBSTANTIALLY THE FORM ATTACHED TO THE INDENTURE AS EXHIBIT "A".

No.  $

ALLSTATE FINANCIAL CORPORATION
10% Convertible Subordinated Notes Due September 30, 2003
Date: September 14, 1998
Arlington, Virginia

     Allstate Financial Corporation, (the "Issuer") a Virginia corporation, for value received hereby promises to pay to , or registered assigns, the principal sum of Dollars at the Issuer's office or agency for said purposes, on September 30, 2003, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest quarterly on September 30, December 31, March 31 and June 30 (each an "Interest Payment Date") of each year, commencing with September 30, 1998, on said principal sum in like coin or currency at 10% simple interest per annum at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for unless the date hereof is a date through which interest on the Securities is paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from the date of issuance. To the extent lawful, the Issuer promises to pay interest on any interest payment due but unpaid on such unpaid principal amount at a rate of 14% per annum.







The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on September 15, December 15, March 15 or June 15 whether or not a Business Day (each an "Interest Record Date") next preceding such Interest Payment Date, whether or not such day is a Business Day; PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable on the Interest Payment Date to the registered Holder entitled thereto at his last address as it appears on the Security register.

     If interest on the Securities is in default, the Issuer (or the Trustee, if one is appointed as specified on the reverse side hereof), prior to the payment of interest, will establish a special record date (the "Special Record Date") for such payment, which Special Record Date shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. Payment of such defaulted interest shall then be made by check, as provided herein and in the Indenture, mailed or remitted to the persons in whose names the Securities are registered on the Special Record Date at the addresses or accounts of such persons shown on the Security register.

Interest on this Security will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

     The interest rate paid or payable on the Securities shall not exceed the maximum rate of interest in accordance with applicable law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof and in the Indenture, which further provisions shall for all purposes have the same effect as if set forth in this place.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THE DELIVERY TO THE ISSUER, OR THE TRUSTEE, IF APPOINTED, OF AN INVESTMENT LETTER IN SUBSTANTIALLY THE FORM ATTACHED TO THE INDENTURE AS EXHIBIT "A".


IN WITNESS WHEREOF, the Issuer has caused this Security to be duly executed under its corporate seal.

[Seal]                        ALLSTATE FINANCIAL CORPORATION

By: _____________________________________

Its: _____________________________________


[FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities described in the within-mentioned Indenture.

Dated:



                                  , as Trustee

By: ____________________________________
Authorized Signatory] **



*Not applicable until such time, if any, that a Trustee is appointed. Delete upon execution of Form of Indenture attached hereto as Exhibit "A" in the event a Trustee is named.

**Insert upon execution of the Form of Indenture attached as Exhibit "A" hereto by the Issuer and the Trustee to be named therein.




[FORM OF REVERSE OF SECURITY]

ALLSTATE FINANCIAL CORPORATION
10% Convertible Subordinated Notes Due September 30, 2003

*[NOTWITHSTANDING ANYTHING SET FORTH IN THIS NOTE TO THE CONTRARY, THE ISSUER IS NOT REQUIRED TO APPOINT A TRUSTEE UNLESS THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE SECURITIES THEN OUTSTANDING SHALL REQUEST AN APPOINTMENT IN WRITING OF U.S. TRUST COMPANY OF TEXAS, N.A. OR SUCH OTHER PERSON AS IS QUALIFIED UNDER THE TRUST INDENTURE ACT AND IS REASONABLY ACCEPTABLE TO THE HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF THE SECURITIES THEN OUTSTANDING. UNTIL SUCH APPOINTMENT, ANY REFERENCE TO THE TRUSTEE SHALL BE GIVEN NO FORCE OR EFFECT AND THE ISSUER SHALL ACT AS REGISTRAR, PAYING AGENT AND CONVERSION AGENT AND ANY NOTICE TO BE GIVEN, OR ACTION TO BE TAKEN BY THE TRUSTEE MAY BE GIVEN OR TAKEN BY HOLDERS OF A MAJORITY OF THE PRINCIPAL AMOUNT OF OUTSTANDING SECURITIES UNLESS ANY APPLICABLE PROVISION HEREOF OR OF THE INDENTURE EXPRESSLY SPECIFIES A DIFFERENT PERCENTAGE OF HOLDERS. UNTIL THE APPOINTMENT OF A TRUSTEE, THE INDENTURE AND SUBSCRIPTION AGREEMENT WILL CONSTITUTE A LOAN AGREEMENT AMONG THE ISSUER AND THE EACH OF THE HOLDERS OF THE SECURITIES. PRIOR TO THE APPOINTMENT OF A TRUSTEE, THIS SECURITY REQUIRES NO CERTIFICATE OF AUTHENTICATION BUT WILL NOT BE VALID UNLESS MANUALLY SIGNED BY AN AUTHORIZED OFFICER OF THE ISSUER.]

This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $4,961,000, issued or to be issued pursuant to an indenture dated as of September 14, 1998, (the "Indenture"), duly executed and delivered by the Issuer to **______________, as Trustee (herein called the "Trustee"). The terms of the Securities include those set forth in the indenture attached hereto as Exhibit "A" (the "Indenture"), which is incorporated herein by reference thereto. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. The Securities are general unsecured obligations of the Issuer. Capitalized terms used in this Security and not defined herein shall have the meaning set forth in the Indenture.

In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal and interest in respect of all of the Securities then outstanding may be declared due and payable in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that the Holders of 50% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities or the Repurchase Price or in respect of a covenant or provision that cannot be modified or amended without the consent of all Holders of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder) (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the mandatory repurchase of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security,
(iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration other than as arising from Article 11 or Article 12), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities or of the Repurchase Price, (vii) waive a mandatory repurchase payment or any provisions related thereto with respect to any Security, as provided in Article 12 including a reduction in the Repurchase Price, (viii) make any change in any provision of the Security relating to conversion which is adverse to the holders, or (ix) make any change in the foregoing amendment and waiver provisions.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and the interest on this Security (including the Repurchase Price) at the place, times, and rate, and in the currency, herein prescribed.

The Securities are issuable only as registered Securities without coupons.

The Securities are subordinated in right of payment to certain senior secured creditors of the Issuer. To the extent provided in the Indenture, the Senior Lenders must be paid before the Securities may be paid. The Issuer agrees, and each Security Holder by accepting a Security agrees, to the subordination and authorizes the Issuer and the Trustee, as the case may be, to give it effect.

The Securities are in registered form only without coupons in denominations of $1,000 and whole multiples of $1,000.

At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The registrar of the Securities may require the holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Such registrar need not exchange or register the transfer of any Securities that is required to be repurchased after a Fundamental Change.

     As provided in the Indenture, the Securities may not be redeemed or defeased, except at their maturity, by the Issuer, but only repurchased at the Repurchase Price.

     Upon the occurrence of a Fundamental Change, the holder of a Security may require the Issuer to repurchase the Security at the Repurchase Price.

A holder of a Security may convert it into Common Stock of the Issuer at any time before the close of business on September 30, 2003. The initial conversion price is $6.50 per share, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. On conversion no payment or adjustment for interest will be made. The Issuer will deliver a check for any fractional share.

     To convert a Security a holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000.

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof, the Repurchase Price, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the Repurchase Price, principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer, employee or director, as such, past, present or future, of the Issuer or Trustee or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

If a Trustee is appointed after the issuance of this Security, any Security issued after such appointment will not be valid until authenticated by the manual signature of the Trustee or authenticating agent.

If a Trustee is appointed, such Trustee may make loans to, accept deposits from, and perform services for the Issuer and its affiliates, and my otherwise deal with the Issuer or its affiliates, as if it were not the Trustee.

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).



ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:
------------------------------------------------------------------------------
(Insert assignee's soc. sec. or tax I.D. no.)
==============================================================================
------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and  irrevocably  appoint   _________________________________________  agent  to
transfer this Security on the books of Issuer. The agent may substitute another to act for him.

CONVERSION NOTICE

To convert this Security into Common Stock of Allstate, check the box:

To convert only part of this Security, state the amount: $________________

If you want the stock certificate made out in another person's name, fill in the form below:

------------------------------------------------------------------------------
(insert other person's soc. sec. or tax I.D. no.)
==============================================================================
------------------------------------------------------------------------------
(Print or type other person's name, address and zip code)

Date: ________________________              ____________________________________
Your Signature

                                   ------------------------------------

Signature Guaranty

                                   ------------------------------------
Notice: Signature must be guaranteed by an "Eligible Guarantor Institution" as defined by Securities Exchange Act Rule 17Ad-15.

(Sign exactly as your name appears on the other side of this Security)


NOW, THEREFORE:

In consideration of the premises and the purchase of the Securities by the Holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 ("TIA"), as amended, or the definitions of which in the Securities Act of 1933, as amended, are referred to in the TIA (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said TIA and in said Securities Act as in force at the date of this Indenture. The words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

"Acceleration Date" has the meaning specified in Section 5.1.

"Acceleration Notice" has the meaning specified in Section 5.1.

"Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Agent" means IBJ Schroeder Bank & Trust Company, as agent for the Banks pursuant to the Loan Agreement and any successor thereto and, if the Loan Agreement does not provide for an agent or representative of the Senior Lenders, the term "Agent" shall refer to the Senior Lenders (or any agent, trustee or other representative acting on their behalf).

"Allowed Transaction" has the meaning specified in Section 12.4(c).


     "Authorized Indebtedness" shall include all Indebtedness of the Issuer and its Subsidiaries, excluding warehouse lines of credit drawn or undrawn.

     "Average Assets" shall mean all Property of the Issuer and its Subsidiaries averaged over the period of the previous five consecutive fiscal quarters ending on the date of such fifth prior quarter.

     "Banks" means the lenders who are from time to time parties to the Loan Agreement.

     "Board Of Directors" means the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.



     "Cash Equivalent" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (b) time deposits and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $350 million and commercial paper issued by others rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within one year after the date of acquisition, or (c) as defined under GAAP.

     "Change of Shares" has the meaning as specified in Section 11.5.

     "Commission" means the U.S. Securities and Exchange Commission.

     "Common Stock" shall mean the common stock, no par value, of the Issuer.

     "Common Stock Distribution" has the meaning specified in Section 11.5.

     "Consolidated" means the consolidated results of the Issuer and its Subsidiaries as determined in accordance with GAAP.

     "Consolidated Interest Expense" shall mean with respect to the Issuer for any period, the interest expense of the Issuer and its consolidated Subsidiaries (other than interest expense related to Indebtedness that is not recourse to the Issuer and its Subsidiaries or to Indebtedness of any Subsidiary whose net income is not included in Consolidated Net Income of the Issuer) for such period as determined in accordance with GAAP consistently applied.

     "Consolidated Net Income" shall mean for any period the gross revenues of the Issuer and its Subsidiaries on a consolidated basis for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis in accordance with GAAP, but excluding any extraordinary item.

     "Consolidated Net Worth" of the Issuer means consolidated stockholders' equity as determined in accordance with GAAP.

     "Consolidate Tangible Net Worth" shall include all equity of the Issuer and its Subsidiaries, less general intangibles, prepaid expenses and any deferred tax asset.

     "Consolidated Tax Expense" shall mean, for the Issuer, for any period, the aggregate income tax expense of the Issuer and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding, however, (a) the income tax expense of the Issuer attributed to the net income of the Issuer and its Subsidiaries excluded from the calculation of Consolidated Net Income, and (b) the income tax expense of the Issuer attributable to a disposition of assets, the gain from which is excluded from the calculation of "Consolidated Net Income", but only to the extent such income tax expense does not exceed the cash portion of the consideration received by the Issuer in connection with the disposition of such assets.

     "Conversion Agent" means the office or agency where securities may be presented for conversion.

     "Conversion Price" shall have the meaning set forth in Section 11.1.

     "Convertible Securities" shall have the meaning specified in Section 11.5.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at ____________________, Attention: Corporate Trust Department.

     "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Default Rate" means 14% per annum compounded semiannually, subject to the Maximum Rate.

     "Disqualified Capital Stock" means any Capital Stock that, by its terms or by the terms of any security into which, at the option of the holder, it is convertible or exchangeable, (a) is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or (b) has, or upon the happening of an event or the passage of time would have, a redemption or similar payment due on or prior to the maturity date of the Securities.

     "Distributing Holder" shall have the meaning specified in Section 11.10.

"Distribution" means any payment, whether in cash, in kind, securities or any other property, but shall not include the issuance of Common Stock of the Issuer upon the conversion of the Securities in accordance with the terms hereof.

     "EBIT" (Earnings Before Interest and Taxes) means the Consolidated Net Income for such period, adjusted to the extent deducted in calculating such Consolidated Net Income by adding back (without duplication): (a) Consolidated Interest Expense, and (b) Consolidated Tax Expense.

     "Event" has the meaning specified in Section 13.4.

"Event Of Default" means any event or condition specified as such in Section 5.1 which shall have continued for the period of time, if any, therein designated.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Final Surrender Date" has the meaning specified in Section 12.3.

     "Fiscal Year" means the annual accounting period adopted by the Issuer, which shall initially be the annual accounting period ending December 31 of each year.

     "Fundamental Change" has the meaning specified in Section 12.4.

"GAAP" shall means United States of America Generally Accepted Accounting Principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, as the same are in effect on the Issue Date.

"Gross Non-Earning Assets" means (a) gross finance receivables on which the Issuer stops or should stop accruing earned discounts, whether classified as such, as "other receivables", as "other assets", or in any other manner; and (b) amounts receivable by the Issuer where the source of payment is expected to be derived from legal proceedings or other collection efforts instituted against a client's customer, guarantors and/or third parties, regardless of how classified. Gross Non-Earning Assets excludes goodwill and any investment by the Issuer or its Subsidiaries in the equity of an entity (other than a present or future Subsidiary or Affiliate of the Issuer), which the Issuer or its Subsidiaries may acquire subsequent to the Issue Date, even to the extent not performing to its stated expectation.

     "Group of Persons" means any group of Persons of other entities acting in concert as a partnership or other group within the meaning of Section 13(d) of the Exchange Act.

"Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness, and "Guaranteed" has a correlative meaning.

     "Holder" "Securityholder" or any other similar term means the registered holder of any Security.

"Incur" or "Incurred" means to, directly or indirectly, create, incur, issue, assume, guaranty or otherwise become liable with respect to.

"Indebtedness" means, with respect to any Person, without duplication, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases), except any such balance that constitutes an accrued expense or less than sixty (60) days past due trade payable if and to the extent any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of items that would be included within this definition and all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on any asset or property (including, without limitation, leasehold interests and any other tangible or intangible property) of such Person, whether or not such Indebtedness is assumed by such Person or is not otherwise such Person's legal liability, PROVIDED that if the obligations so secured have not been assumed in full by such Person or are otherwise not such Person's legal liability in full, the amount of such Indebtedness for the purposes of this definition shall be limited to the lesser of the amount of such Indebtedness secured by such Lien or the fair market value of the assets or property securing such Lien. Notwithstanding the foregoing, the term "Indebtedness" shall not include deferred compensation arrangements that are not evidenced by bonds, notes, debentures or similar instruments, nor shall Indebtedness include reserves (cash or otherwise) or credit balances held by the Issuer or its Subsidiaries as security to be returned upon timely fulfillment of a client's contractual obligations.

"Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

     "Interest Cost" shall mean, for any period, all interest and all amortization of debt discounted and expense on any particular Indebtedness (including, without limitation, payment in kind, zero coupon and other like securities) for which such calculations are being made. Computations of Interest Cost on a pro forma basis for Indebtedness having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

     "Interest Payment Date" has the meaning specified in first paragraph of Form of Security herein.

"Interest Record Date" has the meaning specified in Section 2.4.

"Issue Date" means the date on which the Securities are originally issued under this Indenture.

"Issuer" means Allstate Financial Corporation, a Virginia corporation.

     "Issuer Notice" has the meaning specified in Section 12.2.

"Lien" means, with respect to any asset, any mortgage, including without limitation any multiple indebtedness mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

"Loan Agreement" means (a) that certain Amended and Restated Revolving Credit and Security Agreement dated as of May 17, 1997, among the Issuer, the Banks and the Agent, as amended, together with all documents related thereto, including without limitation, all promissory notes and security documents, in each case, as supplemented, amended, restated or otherwise modified from time to time; and
(b) any and all agreements, documents and instruments related to or incurred in connection with, or extending the maturity of, refinancing, replacing or
restructuring   all  or  any  portion  of,  the  foregoing  or  the  Obligations thereunder.

"Maximum Rate" has the meaning specified in Section 3.1

     "NASD" shall have the meaning specified in Section 11.5.

     "Nasdaq" shall have the meaning specified in Section 11.5.

     "Net Non-Earning Assets" means Gross Non-Earning Assets less allowance for credit losses (which shall include any reserve, whether allocated to a specific asset or generally).

     "Non-Payment Period" has the meaning specified in Section 13.3.

     "Obligations" of a Person mean all loans, debts, liabilities and obligations, of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereinafter arising, contractual or tortious, liquidated or unliquidated, owing by such Person at any time, whether or not evidenced by any note, agreement or other instrument. This terms includes, without limitation, all principal, interest, fees, charges, reimbursement obligations in respect of letters of credit, expenses, attorneys' fees and any other sum chargeable to such Person.

"Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Treasurer or the Secretary or any Assistant Treasurer or Secretary of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 10.5.

     "Old Notes" means those certain Convertible Subordinated Notes issued by the Issuer pursuant to that certain Indenture dated as of September 11, 1995, State Street Bank and Trust Company, Trustee.

     "Operations Office" means with respect to the Trustee the office maintained by the Trustee or an affiliate thereof for the payment of interest and principal on the Securities.

"Opinion Of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 10.5, if and to the extent required hereby.

     "Option" shall have the meaning specified in Section 11.5.

"Outstanding"  when used with  reference to  Securities,  means,  subject to the
provisions  of  Section  7.4,  as  of  any   particular   time,  all  Securities
authenticated and delivered by the Trustee under this Indenture, except:

(a) Securities theretofore cancelled by the Issuer or the Trustee, as the case may be, or delivered to such Persons for cancellation;

(b) Securities, or any portion thereof, repurchased pursuant to Section 12.1 hereof.

(c) Securities in substitution for which other Securities shall have been delivered and authenticated, if there shall be a Trustee, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

"Paying Agent" has the meaning specified in Section 2.5.

"Payment Default" has the meaning specified in Section 5.1.

"Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Principal" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include the face amount of the Security plus, when appropriate, the premium, if any.

"Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included on the most recent consolidated balance sheet of such Person in accordance with GAAP.

"Put Provision" means the right of the holder of Old Notes to require the Issuer to purchase such Old Notes pursuant to Article VII of the indenture issued in connection with the Old Notes.

"Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

"Reference Period" with regard to any Person means the four full fiscal quarters (or such lesser period during which such Person has been in existence) ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities.

"Registerable Securities" shall have the meaning specified in Section 11.9.

"Related Person" means (a) any director or executive officer of the Issuer or any Subsidiary, (b) any individual or other Person who directly or indirectly holds 10% or more of any class of Capital Stock of the Issuer, (c) any relative of such individual by blood, marriage or adoption not more remote than a first cousin, and (d) any Affiliate of any of the foregoing, but shall not include, with respect to the Issuer, any Subsidiary or with respect to any Subsidiary, any other Subsidiary or the Issuer.

"Repurchase Date" has the meaning specified in Section 12.3.

     "Repurchase Price" shall have the meaning set forth in Section 12.1 hereof.

     "Required Lenders" means and refers to the "Required Lenders", the "Required Banks" or any similar term under and as defined in the Loan Agreement.

"Responsible Officer" when used with respect to the Trustee means any officer in its Corporate Trust Office, or any other assistant officer of the Trustee in its Corporate Trust Office customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Rights" shall have the meaning specified in Section 11.5.

"Security" or "Securities" means any of the 10% Convertible Subordinated Notes Due September 30, 2003 authenticated and delivered under this Indenture.

"Securities Act" means the Securities Act of 1933, as amended.

     "Senior Default Notice" shall have the meaning specified in Section 13.2 hereof.

     "Senior Event of Default" means and refers to each "Event of Default" under and as defined in the Loan Agreement.

"Senior Indebtedness" means all Obligations of any kind of the Issuer to the Senior Lenders and/or the Agent from time to time under or pursuant to the Loan Agreement including, without limitation, all principal and interest (including all interest accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Issuer) accruing thereon, charges, expenses, fees and other sums chargeable to the Issuer by the Senior Lenders and/or by the Agent under or pursuant to the Loan Agreement, and reimbursement, indemnity or other Obligations due and payable to the Senior Lenders and/or the Agent under or pursuant to the Loan Agreement. Senior Indebtedness shall also include any Obligation of the Issuer incurred to refinance the Senior Indebtedness. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the Federal Bankruptcy Code or other applicable law.

     "Senior Lenders" means collectively, the Banks and any other holder from time to time of all or any portion of the Senior Indebtedness.

     "Significant Subsidiary" means any Subsidiary of the Issuer that would, at the time as of which any determination is being made, be deemed a "significant subsidiary" of the Issuer pursuant to the definition of that phrase in Regulation S-X, as promulgated by the SEC.

     "Subordinated Lending Agreements" means, collectively, this Indenture, the Securities and all agreements, documents and instruments now or at any time hereafter executed and/or delivered by the Issuer or any other Person to, with or in favor of the Securityholders in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced in accordance with the terms of this Indenture.

"Subscription Agreement" means the subscription agreement dated as of a specified date in September 1998, by and among Allstate Financial Corporation and the Securityholders.

     "Special Record Date" has the meaning specified in paragraph 3 of the Form of Securities herein.

     "Stated Maturity" means the date which all remaining unpaid principal and interest of Indebtedness is due and payable pursuant to the terms of document(s) evidencing such Indebtedness.

"Subsidiary" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Time of Determination" has the meaning specified in Section 11.5.

"Trustee" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee.

     "Voting Shares" means all outstanding shares of any class of classes (however designated) of Capital Stock of the Issuer entitled to vote generally in the election of members of the Board of Directors of the Issuer.

ARTICLE 2

ISSUE, EXECUTION, FORM AND
REGISTRATION OF SECURITIES

SECTION 2.1 AUTHENTICATION AND DELIVERY OF SECURITIES. Securities in an aggregate principal amount not in excess of $4,961,000 (except as otherwise provided in Section 2.6) may be executed by the Issuer. If there is no Trustee appointed as provided herein, the Securities shall not be authenticated, but the execution and delivery thereof by the Issuer shall make them valid and binding Obligations of the Issuer, enforceable in accordance with their terms, the terms of this Indenture and the terms of the Subscription Agreement. Such execution and delivery shall be conclusive evidence that the Security so executed has been duly executed and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. If a Trustee is appointed, Securities issued after such appointment may be executed and delivered to the Trustee for authentication, and a responsible officer of the Trustee shall thereupon authenticate and deliver said Securities to the Issuer or upon the written order of the Issuer, signed by the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President").

SECTION 2.2 EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Issuer by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President
(whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"). Such signatures may be the manual or, if a Trustee has been appointed, facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof if a Trustee has been appointed, and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

In case any such officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such Persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such Person was not such officer.

SECTION 2.3  CERTIFICATE OF AUTHENTICATION.  After the appointment of a
Trustee, and the authentication of the Securities, only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinabove recited, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

SECTION 2.4  FORM, DENOMINATION AND DATE OF SECURITIES;
PAYMENTS OF INTEREST IN CASH. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above. The Securities shall be issuable as registered securities without coupons and in denominations provided for in the form of Security above recited. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Issuer executing the same may determine with the approval of the Trustee.

Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

The Person in whose name any Security is registered at the close of business on any Interest Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the Interest Record Date and prior to such Interest Payment Date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established after arrangements for payment reasonably satisfactory to the Trustee have been made by the Issuer by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date. The term "Interest Record Date" as used with respect to any Interest Payment Date (except a date for payment of defaulted interest) shall mean the 15th day of the month next preceding the month in which such interest payment date falls, whether or not such Interest Record Date is a Business Day.

SECTION 2.5  REGISTRATION, TRANSFER AND EXCHANGE; PAYING AGENT
AND CONVERSION AGENT. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided, except that any transfers shall be subject to the restriction on their transfer as set forth on the form of security. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

Upon due presentation for registration of transfer of any Security at each such office or agency, the Issuer shall execute and the Trustee shall authenticate (if there is a Trustee) and deliver in the name of the transferee or transferees a new Security or Securities in authorized denominations for a like aggregate principal amount.

Any Security or Securities may be exchanged for a Security or Securities in other Authorized Denominations, in an equal aggregate principal amount. Securities to be exchanged shall be surrendered at each office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute and the Trustee shall authenticate (if there is a Trustee) and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

All Securities presented for registration of transfer, exchange or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such exchange or registration transaction.

All Securities issued upon any transfer or exchange of Securities shall be valid Obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

The Issuer shall maintain an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for Conversion ("Conversion Agent"). The Issuer shall notify the Trustee and the Holders of the name and address of any such Paying Agent or Conversion Agent not a party to this Indenture.

SECTION 2.6  MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN
SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute and deliver, and the Trustee shall authenticate and deliver (if applicable), a new Security bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of or in substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee, if applicable, and any agent of the Issuer or the Trustee such security or indemnity agreement or bond as may be reasonably required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

Upon the issuance of any substitute Security, the Issuer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Issuer or the Trustee, as the case may
be) connected therewith. In case any Security which has matured or is about to mature shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same with written direction to the Trustee (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity (including a bond) as any of them may reasonably require to save each of them harmless and in every case of apparent destruction, loss or theft the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their reasonable satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

Every substitute Security issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder.

SECTION 2.7  CANCELLATION OF SECURITIES; DISPOSITION THEREOF.  All
Securities surrendered for payment, registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Issuer, or if there is a Trustee, to the Trustee for cancellation.  All  such  surrendered  Securities  shall  be  cancelled,  and if cancelled by the Trustee shall be disposed of in accordance with its regulations. No Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the Indebtedness represented by such Securities unless and until it cancels the Securities or the same are delivered to the Trustee for cancellation.

SECTION 2.8 TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Issuer may execute and deliver and the Trustee, if there be one, shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee, if appointed, upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish, at its expenses, definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for the purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities. Neither the Issuer nor the Trustee, as the case may be shall be obligated to issue definitive Securities until it or the Issuer or the Trustee, as appropriate shall have received such temporary Securities.

ARTICLE 3

COVENANTS OF THE ISSUER

SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the Repurchase Price, if applicable, principal of and interest on, each of the Securities at the place or places, at the respective times as required by and in the manner provided in the Securities. An installment of principal or interest or of the Repurchase Price shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date sums sufficient to pay the installment or Repurchase Price. Anything herein or in the Securities to the contrary notwithstanding, the obligation of the Issuer hereunder shall be subject to the limitation that payments of interest to the Holder shall not be required to the extent that the receipt of any such payment by such Holder would be contrary to the provisions of law applicable to the Issuer which limit the maximum rate of interest which may be charged or collected by the Holder, including as set forth in Section 10.10 (the "Maximum Rate").

SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Issuer will maintain at such place in the continental United States and at such other place, if any, as may be designated by the Issuer, the following: (a) an office or agency where the Securities may be presented for registration of transfer, for exchange and for conversion as provided in this Indenture and (b) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will initially maintain such offices or agencies with the corporate secretary at the Issuer's principal place of business in Arlington, Virginia and the Operations office of the Trustee in ___________. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

SECTION 3.3  APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE.
The Issuer, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 6.9, a Trustee, so that there shall at all times be a Trustee hereunder after a Trustee has been appointed.

SECTION 3.4 PAYING AGENTS. Whenever the Issuer shall appoint a Paying Agent other than the Trustee or itself, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.4:

(a) that it will hold all sums received by it as such agent for the payment of the Repurchase Price, principal of or interest on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities or of the Trustee; and

(b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the Repurchase Price, principal of or interest on the Securities when the same shall be due and payable.

The Issuer will, at least one Business Day prior to each due date of the Repurchase Price, principal of or interest on the Securities, deposit with the Paying Agent a sum which is in immediately available funds on the due date sufficient to pay such Repurchase Price, principal or interest and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the Repurchase Price, principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such Repurchase Price, principal or interest so becoming due. The Issuer, or Paying Agent which is not the Trustee, will promptly notify the Trustee in writing of any failure to take such action.

The Issuer initially appoints the Trustee as Paying Agent, if the Trustee is appointed, as provided herein.

SECTION 3.5 OFFICERS' CERTIFICATES AS TO DEFAULT AND AS TO COMPLIANCE. The Issuer will, so long as any of the Securities are outstanding:

(a) deliver to the Trustee, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in this Indenture (including notice of any event which with the giving of notice, lapse of time or both would become an Event of Default under Section 5.1 hereof), an Officers' Certificate specifying such default or defaults; and

(b) deliver to the Trustee within 90 days after the end of each Fiscal Year of the Issuer beginning with the Fiscal Year ending December 31, 1998, an Officers' Certificate, to the effect that:

(i) a diligent review of the activities of the Issuer and its Subsidiaries during such year and of performance under this Indenture has been made under such officers' supervision, and

(ii) to the best of such officers' knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to them and the nature and status thereof.

SECTION 3.6 INDEBTEDNESS. Subject to Article 5, the Issuer will pay punctually and discharge when due and payable any Indebtedness heretofore or hereafter incurred or assumed by it and discharge, perform and observe the covenants, provisions and conditions to be discharged, performed and observed on the part of the Issuer in connection therewith, or in connection with any agreement or other instrument relating thereto.

SECTION 3.7 BOOKS. The Issuer will keep at all times proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with Generally Accepted Accounting Principles.

     SECTION 3.8 LIMITATION ON DIVIDENDS. The Issuer shall not, and shall not permit any of its Subsidiaries, directly or indirectly, (a) for a period of two years subsequent to the Issue Date, and (b) subsequent to the period commencing two years following the Issue Date, should an Event of Default exist or be caused by such a payment, distribution, purchase, redemption or retirement, (c) to declare or pay any dividend on, or make any distribution on or in respect of, or purchase, redeem of otherwise acquire or retire for value any of the Issuer's Capital Stock.

SECTION 3.9 LIMITATIONS ON LIENS. The Issuer shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to create, incur, assume or suffer to exist any Lien on any of their respective assets now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income therefrom, except as required or permitted in the Loan Agreement.

     SECTION 3.10 LINE OF BUSINESS. Neither the Issuer nor its Subsidiaries shall substantially change the nature of the business in which each is presently engaged as disclosed in the Issuer's annually report on Form 10-KSB for the fiscal year ended December 31, 1997, nor except as specifically permitted hereby or in the Loan Agreement, purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or properties which were useful in, necessary for and are to be used in its business as presently conducted. Neither the Issuer nor its Subsidiaries shall permit any future Subsidiary or Affiliate to engage in any business other than the marketing and development of the business of the Issuer and its Subsidiaries outside the commonwealth of Virginia or the marketing and development of the business or programs offered by banks and other financial institutions. Notwithstanding the above, the Issuer and its Subsidiaries shall be permitted to expand its business into that of commercial finance in the continental United States.

SECTION 3.11 PAYMENTS FOR CONSENT. The Issuer shall not, nor shall it permit any Subsidiary to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of the Securities for or as an inducement to any consent, waiver or amendment of any terms or provisions of the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

SECTION 3.12  LIMITATIONS ON SALE AND LEASEBACK TRANSACTIONS.
The Issuer shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any sale and leaseback transaction, provided that the Issuer or any Subsidiaries may enter into a sale and leaseback transaction if the net proceeds of such sale and leaseback transaction are at least equal to the fair market value of such property (such determination of fair market value in the case of a sale and leaseback transaction, being evidenced by a resolution of the Board of Directors of the Issuer set forth in an Officers' Certificate delivered to the Trustee).

SECTION 3.13  LIMITATION ON DIVIDENDS AND OTHER PAYMENT
RESTRICTIONS AFFECTING SUBSIDIARIES. Except as set forth herein, the Issuer shall not permit any Subsidiary thereof to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to
(a) pay dividends or make any other distributions to Issuer or any Subsidiary thereof on its Capital Stock, (b) pay any Indebtedness owed to the Issuer or any Subsidiary thereof, (c) make loans or advances to the Issuer or any Subsidiary thereof, or (d) transfer any of its properties or assets to the Issuer or any Subsidiary thereof.

     SECTION 3.14  AUTHORIZED INDEBTEDNESS TO CONSOLIDATED TANGIBLE
NET WORTH. The Issuer shall not permit its Authorized Indebtedness as of any date to exceed the product obtained by multiplying its Consolidated Tangible Net Worth as of such date by three.

     SECTION 3.15  NET NON-EARNING ASSETS OVER AVERAGE ASSETS.  The
Issuer shall not, on the last day of any fiscal quarter of the Issuer, permit the percentage arrived at by dividing Net Non-Earning Assets by Average Assets to be more than the following percent during each of the following periods:

PERIOD                                       PERCENTAGE

October 1, 1998 through March 31, 1999                 20%
April 1, 1998 through September 30, 1999                    15%
October 1, 1999 through September 30, 2000             12%
October 1, 2000 and thereafter                         8%

     SECTION 3.16 EARNINGS TO DEBT COVERAGE. On the last day of each fiscal quarter commencing with the fiscal quarter ended September 30, 1998, the ratio of (A) EBIT to (B) total interest expense for (w) the fiscal quarter ended September 30, 1998, (x) the two fiscal quarters ended December 31, 1998 (taken as one accounting period), (y) the three fiscal quarters ended March 31, 1999 (taken as one accounting period), and (z) the four fiscal quarters (taken as one accounting period) ended on the last day of each fiscal quarter commencing with the fiscal quarter ended June 30, 1999, shall not be less than 1.5:1.

SECTION 3.17  LIMITATION ON TRANSACTIONS WITH RELATED PERSONS.
Neither the Issuer nor any Subsidiary will, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including the sale, purchase, exchange or lease of assets, property or services) with a Related Person of the Issuer (a "Related Person Transaction") unless such Related Person Transaction or series of Related Person Transactions (a) is on terms that are no less favorable to the Issuer than would be available in a comparable transaction with an unrelated party, (b) if such Related Person Transaction or series of Related Person Transaction involves in the aggregate payments in excess of $1,000,000, the Issuer's Board of Directors determines that such Related Person Transaction or series of Related Person Transactions complies with clause (a) above and such determination is evidenced by a resolution of the Board of Directors of the Issuer or (c) if such Related Person Transaction or series of Related Person Transactions is approved by the affirmative vote of over 50% of the shares represented at an annual or special meeting of stockholders of the Issuer without taking into account for this purpose the vote of any stockholder who is an executive officer of director of the Issuer or any Subsidiary or any Affiliate of any such executive officer or director. Notwithstanding anything to the contrary contained herein, the term Related Party Transaction shall not include any transaction or series of related transactions to which the Issuer or any Subsidiary is a party on the date hereof, including this Indenture, or any transaction to which the Issuer or any Subsidiary is obligated on, the date hereof to become a party; provided that any such transaction that was required by applicable law to have been disclosed in any SEC report was disclosed in an SEC report filed on or prior to the date hereof.

SECTION 3.18 FUNDAMENTAL MODIFICATION. The Issuer shall not, and shall not permit any of its Subsidiaries to, make any modification in its, or their, as the case may be, articles of incorporation, by-laws or any other such documents or agreements which would have a material adverse effect on the ability of the Issuer to perform its obligations under the terms of this Indenture.

SECTION 3.19 MAINTENANCE OF PROPERTIES, ETC. The Issuer shall, and shall cause each of its Subsidiaries to, maintain its material properties and assets in working order and condition and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be conducted in the usual and customary manner.

The Issuer shall, and shall cause each of its Subsidiaries to, maintain with insurers that are financially sound and reputable such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated with like properties.

The Issuer shall, and shall cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises, except to the extent permitted by this Indenture and except in such cases where the Board of Directors determines in good faith that failure to do so would not have a material adverse effect on the business, earnings, properties, assets, financial condition or results of operation of the Issuer and its Subsidiaries.

The Issuer shall, and shall cause each of its Subsidiaries to, comply in all material respects with all statutes, laws, ordinances, or government rules and regulations to which it is subject.

The Issuer shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies except as contested in good faith and by appropriate proceedings.

SECTION 3.20 COMPLY WITH MATERIAL AGREEMENTS. The Issuer shall, and shall cause each of its Subsidiaries to, comply in all material respect with all material agreements, indentures, mortgages or documents binding on it or affecting its properties or business.

     SECTION 3.21  ERISA.     The Issuer shall:

(a) at all times, make prompt payment of all contributions required under all plans and required to meet the minimum funding standard set forth in ERISA with respect to its plans;

(b) notify the Trustee immediately of any fact, including, but not limited to, any reportable event arising in connection with any of its plans, which might constitute grounds for termination thereof by the Pension Benefit Guarantee Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Agent, as to reason therefor and the action, if any, proposed to be taken with respect thereto; and

(c) furnish to the Trustee or the holder of fifty percent (50%) of the Securities, upon such request by the Trustee or such Holders, such additional information concerning any of its plans as may be reasonably requested.

SECTION 3.22 USE OF PROCEEDS. Cash proceeds from the sale of the Securities shall be used solely to purchase Old Notes pursuant to the Put Provision.

SECTION 3.23  ISSUANCE OF COMMON STOCK ON CONVERSION.     The Issuer
covenants that it will reserve sufficient Common Stock for issuance upon the conversion of the Securities. The Issuer will, in accordance with Article 11 hereof, promptly issue certificates for shares of Common Stock upon compliance by any Securityholder with the requirements thereof.

     SECTION 3.24 PERFORMANCE OF COVENANTS. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture and in any and every Security executed, authenticated and delivered hereunder. The Issuer represents and warrants that it is duly authorized to issue the Securities authorized hereby and to execute this Indenture and otherwise perform all acts and sign all documents in connection therewith; that all action on its part for the issuance of the Securities and the execution and delivery of this Indenture has been duly and effectively taken, and that the Securities in the hands of the holders and owners thereof are and will be valid and enforceable obligations according to their terms and the terms of this Indenture.

ARTICLE 4

SECURITYHOLDERS' LISTS AND REPORTS
BY THE ISSUER AND THE TRUSTEE

SECTION 4.1 ISSUER TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF SECURITYHOLDERS. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities:

(a) semi-annually and not more than 15 days after each record date for the payment of interest on the Securities, as hereinabove specified, as of such record date; and

(b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished;

provided that if and so long as the Trustee shall be the Security registrar, such list shall not be required to be furnished.

SECTION 4.2  PRESERVATION AND DISCLOSURE OF SECURITYHOLDERS'
LISTS.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities contained in the most recent list furnished to it as provided in
Section 4.1 or maintained by the Trustee in its capacity as Security registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 4.1 upon receipt of a new list so furnished.

(b) The Security register maintained by the Trustee as register will be available for inspection by any Holder or its attorney in writing during normal business hours.

SECTION 4.3         REPORTS BY THE ISSUER.  The Issuer covenants:

(a) to file with the Commission, and within 15 days after the Issuer files the same with the Commission, file with the Trustee, and mail or furnish copies to the Trustee and cause the Trustee to mail to the Holders at their addresses as set forth in the register of the Securities, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or which the Issuer would be required to file with the Commission if the Issuer then had a class of securities registered under the Exchange Act;

          (b) As soon as available and in any event within forty-five (45) days after the end of the first, second and third quarter of each Fiscal Year, the Issuer will deliver the consolidated unaudited balance sheet of the Issuer and its Subsidiaries as at the end of such quarter and the related consolidated unaudited statements of income, stockholders equity and cash flows for such quarter and for the portion of the Fiscal Year ended with such quarter. The financial statements required hereunder shall in each instance set forth in comparative form the corresponding figures as at the end of the corresponding quarter of the preceding Fiscal Year.

          (c) As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, the Issuer will deliver (i) the consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Year; and (ii) a report with respect to the financial statements from its independent public accountants, which report shall be unqualified as to going concern and scope of audit and shall state that (A) such consolidated financial statements present fairly the consolidated financial position of the Issuer and its Subsidiaries as of the dates indicated and the results of the operations and cash flow for the periods indicated in conformity with GAAP and (B) that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.

(d) to cause the Issuer's annual report to its common stockholders and any quarterly or other financial reports furnished to its common stockholders generally to be filed with the Trustee and mailed, no later than the date such materials are mailed or made available to the Issuer's common stockholders to the Holders at their addresses as set forth in the register of Securities;

(e) If the Issuer is not subject to the requirements of such Section 13 or 15(d) of the Exchange Act, the Issuer shall nevertheless continue to prepare and file with the Trustee annual and quarterly financial statements, including any Securities thereto (and with respect to annual reports, a copy of an auditors' report by an accounting firm of established national reputation) and a "Management's Discussion and Analysis of Financial Condition and Results of Operations", comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act to be so filed with the SEC for public availability and the Trustee to be mailed to the Holders within 90 days after the end of the Issuer's Fiscal Year and within 45 days after the end of each of the first three quarters of each Fiscal Year. In either case, the Issuer shall continue to furnish Holders of the Securities with substantially the same quarterly and annual financial information with respect to the Issuer as provided in the Issuer's consolidated financial statements, including the Securities thereto, for the year ended 1997;

(f) The Issuer shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to the Holders of the Securities under this Section 4.3.


ARTICLE 5

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
ON EVENT OF DEFAULT

SECTION 5.1  EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY;
WAIVER OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a) failure to pay duly and punctually any installment of interest on the Securities as and when the same becomes due and payable, and the continuance of such default for thirty (30) calendar days; or

(b) failure to pay duly and punctually all or any part of the principal on the Securities, or the Repurchase Price of any Security, as and when the same shall become due and payable, either at maturity, upon acceleration or otherwise; or

(c) failure on the part of the Issuer duly to observe or perform any covenants or agreements on the part of the Issuer contained in the Securities (other than as provided for in (a) and (b) above), in this Indenture, in the Subscription Agreement, or any related documents, and the continuance of such failure for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Event of Default" hereunder and demanding that the Issuer remedy the same, is given to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 50% in aggregate principal amount of the Securities at the time outstanding; or

(d) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or any of its Subsidiaries (or the payment of which is Guaranteed by the Issuer or any of its Subsidiaries), which default is caused by a failure to pay due principal or interest on such Indebtedness after any applicable grace period (a "Payment Default"), and the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been and is continuing a Payment Default, aggregates $500,000 or more; or

(e) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or any of its Subsidiaries (or the payment of which is Guaranteed by the Issuer or any of its Subsidiaries), which default results in the acceleration of such Indebtedness prior to its express maturity and the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been and is continuing a Payment Default or the maturity of which has been so accelerated and not rescinded, aggregates $500,000 or more; or

(f) failure by the Issuer or any of its Subsidiaries to pay final judgments (other than any judgment as to which a reputable insurance the Issuer has accepted coverage without a reservation of rights) aggregating in excess of $500,000, which judgments are not stayed or discharged within 30 days after their entry; or

(g) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or any of its Subsidiaries or for any substantial part of the property of the Issuer or any of its Subsidiaries or ordering the winding up or liquidation of the affairs of the Issuer or any of its Subsidiaries and such decree or order shall remain unstayed and in effect for a period of 30 consecutive days; or

(h) the Issuer or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or any of its Subsidiaries or for any substantial part of the property of the Issuer or any of its Subsidiaries, or the Issuer or any of its Subsidiaries shall make any general assignment for the benefit of creditors; or

(i) the Issuer does not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due;

then, and in each and every such case (other than an Event of Default specified in clause (g) or (h) above relating to the Issuer), unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 50% in aggregate principal amount of the Securities then outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Securityholders) (the "Acceleration Notice"), may declare all the Securities and the accrued interest thereon to be due and payable immediately (the "Acceleration Date"). If an Event of Default specified in clause (g) or (h) above relating to the Issuer occurs, all the Securities and the accrued interest thereon shall be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. If a notice pursuant to this Section 5.1 should be given or sent, then, for all purposes under this Indenture, the Issuer, the Holders and the Trustee shall be deemed to have received a Senior Default Notice simultaneously with the giving or sending of that notice hereunder.

SECTION 5.2  COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY
PROVE INDEBTEDNESS. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the Repurchase Price or principal of any of the Securities when the same shall have become due and payable, whether upon maturity or upon any requirement herein of payment or otherwise, -- then upon demand by the Trustee the Issuer will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all such Securities for the Repurchase Price, principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the Default Rate); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including such amounts as shall be due the Trustee and each predecessor Trustee under Section 6.6.

Until such  demand is made by the  Trustee,  the  Issuer may pay the  Repurchase
Price, the principal of and interest on the Securities to the registered Holders, whether or not the Securities be overdue.

In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the Property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or the property of the Issuer or such other obligor, or in case of any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or Property of the Issuer or such other obligor;

(b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings; and

(c) to collect and receive any moneys or other Property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be due the Trustee, and each predecessor Trustee under Section 6.6.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been sought.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

SECTION 5.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee:

     FIRST: To the payment of all amounts due the Trustee and each predecessor Trustee under Section 6.6 or if there be no Trustee, to the Noteholders as reimbursements for the costs and expenses of the proceedings;

SECOND: In case the principal or the Repurchase Price of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the Default Rate borne by the Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

THIRD: In case the principal or Repurchase Price of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for the Repurchase Price, principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the Default Rate borne by the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such Repurchase Price, principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and


          Whenever moneys are to be applied pursuant to this Section 5.3, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard for the amount of such moneys available for application, the likelihood of additional moneys becoming available for such application in the future, and potential expenses relating to the exercise of any remedy or right conferred on the Trustee by this Indenture. Whenever the Trustee shall apply such moneys, it shall fix the date (which shall be an Interest Payment Date unless it shall deem an earlier date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date. Whenever the principal of and interest on all Securities have been paid in full under the provisions of this
Section 5.3 and all expenses and charges of the Trustee have been paid, any balance remaining in the Trust Estate shall be paid as provided in Section 10.3 of this Indenture.

SECTION 5.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 5.5  RESTORATION OF RIGHTS ON ABANDONMENT OF
PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

SECTION 5.6  LIMITATIONS ON SUITS BY SECURITYHOLDERS.  If there is a
Trustee, Holder shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 30 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section 5.6, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 5.7  UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO
INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder to receive payment of the Repurchase Price, of principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 5.8  POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION
NOT WAIVER OF DEFAULT. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or thereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, as often as shall be deemed expedient, by the Trustee or by the Securityholders.

SECTION 5.9 CONTROL BY SECURITYHOLDERS. The Holders of 50% in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; PROVIDED that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; PROVIDED, FURTHER, that the Trustee is provided with reasonable indemnification by the Holders prior to taking such action; and PROVIDED, FURTHER, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceeding so directed would involve the Trustee in any financial or other liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

SECTION 5.10 WAIVER OF PAST DEFAULTS. The Holders of 50% in aggregate principal amount of the Securities at the time outstanding, by notice to the Issuer and the Trustee, may on behalf of all Holders, upon providing the Trustee with reasonable indemnity with respect to any action that might be taken by the Holders not so consenting, provide forbearances, waive any default or Event of Default (excluding the failure to pay the Repurchase Price or to perform its obligations under Article 11) hereunder and its consequences under this Indenture including acceleration, except a default in the payment of principal of or interest on any of the Securities. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.11  TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY
WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall transmit to the Securityholders, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults actually known to a Responsible Officer of the Trustee, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section 5.11 being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); PROVIDED that, except in the case of default in the payment of the principal of or interest on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

SECTION 5.12  RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO
PAY COSTS. All parties to this Indenture agree, and each Holder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.12 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders holding in the aggregate more than 25% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

ARTICLE 6

CONCERNING THE TRUSTEE

SECTION 6.1  DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING
DEFAULT; PRIOR TO DEFAULT. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

(i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than fifty percent (50%) in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d) the Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains written notice of such default; and

(e) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

None of the provisions contained in this Indenture, whether or not there shall have occurred and be continuing, an Event of Default, shall require the Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such liability is not assured to the reasonable satisfaction of the Trustee.

SECTION 6.2  CERTAIN RIGHTS OF THE TRUSTEE.  Subject to Section 6.1:

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed), and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer;

(c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security and/or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

(e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

(f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding; PROVIDED that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, custodians or nominees not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder; and

(h) the Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities. It shall not be accountable for the Issuers' use of the proceeds from the sale of the Securities, and it shall not be responsible for any statement in the Securities, other than its authentication. Except required by Section 14.6 of this Indenture, the Trustee shall not be responsible for any recording, re-recording, filing or refiling of this Indenture or other document to perfect the Trust Estate's security interest in any collateral. The Trustee shall not be bound to ascertain or inquire as to the performance of the obligations of the Issuer under this Indenture. The Trustee may nevertheless require the Issuer to furnish information regarding performance of its obligations hereunder, but is not obligated to do so.

(i) The Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Securities, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate or partnership action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee as are deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Securities, the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee;

(j) The Trustee shall not be required to give any bond or surety in respect of the execution of its trusts and powers hereunder or otherwise in respect to the premises;

(k) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the exercise of its rights and powers during the continuance of an Event of Default;

(l) Notwithstanding the effective date of this Indenture or anything to the contrary in this Indenture, the Trustee shall have no liability or responsibility for any act or event relating to this Indenture which occurs prior to the date the Trustee formally becomes a party to this Indenture by executing this Indenture and commencing acting as Trustee hereunder; and

(m) The Trustee shall not be liable for incidental, indirect, special or consequential damages in connection with or arising out of this Indenture.

SECTION 6.3 TRUSTEE NOT RESPONSIBLE  FOR RECITALS,  DISPOSITION OF SECURITIES OR
APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof. The Trustee shall not be accountable or responsible for any information, statement or recital in any prospectus, private offering memorandum or any other disclosure material prepared or distributed in connection with the distribution of the Securities.

SECTION 6.4  TRUSTEE AND AGENTS MAY HOLD SECURITIES;
COLLECTIONS, ETC. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to the TIA and Section 6.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

SECTION 6.5  MONEYS HELD BY TRUSTEE.  Subject to the provisions of Section
10.6 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

SECTION 6.6  COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND
ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, (including, without limitation, expenses incurred in connection with notices and other communications to Holders) disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee, and each predecessor trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all Property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. The Trustee and Issuer shall enter into a Fee Agreement acceptable to the Trustee and Issuer.

SECTION 6.7  RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC.
Subject to Section 6.1, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of bad faith on the part of the Trustee, shall be full warrant and protection to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 6.8  PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE.  The
Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or territory or of the District of Columbia having a combined capital and surplus of at least $50,000,000 (or being a member of a bank holding system with such an aggregate combined capital and surplus), and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Issuer nor any Person directly or indirectly controlling, controlled by or under common control with the Issuer may serve as Trustee hereunder. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.9.

SECTION 6.9  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
TRUSTEE. The Trustee may resign at any time by so notifying the Issuer in writing, such resignation to be effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Issuer's consent which consent shall not be unreasonably withheld. The Issuer may remove the Trustee if:

(a)  the Trustee fails to comply with Section 6.8;

(b)  the Trustee is adjudged a bankrupt or an insolvent;

(c) a receiver or other public officer takes charge of the Trustee or its property; or

(d)  the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee that is reasonably acceptable to the Holders of a majority in principal amount of the Securities. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuer.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the senior claim provided in Section 6.6 and upon being paid the compensation due to it in Section 6.6), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Holders of at least 25% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to qualify under the TIA, if this Indenture and the Trustee are required to be so qualified, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Notwithstanding replacement of the Trustee pursuant to this Section 6.9, the Issuer's obligations under Section 6.6 shall continue for the benefit of the retiring Trustee.

SECTION 6.10  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE.
Any successor trustee appointed as provided in Section 6.9 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, the trustee ceasing to act shall upon being paid the amounts due it under Section 6.6 pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all Property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

No successor trustee shall accept appointment as provided in this Section 6.10 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of the TIA and eligible under the provisions of Section
6.9. No Trustee under this Indenture shall be personally liable for any action or omission of any successor trustee.

SECTION 6.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be qualified under the TIA and eligible under the provisions of Section 6.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee to authenticate Securities in the name of any predecessor Trustee shall have; PROVIDED that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION  6.13  INTERVENTION  IN  LITIGATION.  In any judicial  proceedings  with respect to the Securities to which the Issuer is a party the Trustee may intervene on behalf of Holders and shall, subject to Section 6.2 of this Indenture, intervene if requested in writing by Holders owning not less than fifty percent (50%) in aggregate principal amount of Securities then Outstanding.

ARTICLE 7

CONCERNING THE SECURITYHOLDERS

SECTION 7.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in Person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer if made in the manner provided in this Article.

SECTION 7.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holdings of Securities shall be proved by the Security register or by a certificate of the registrar thereof.

SECTION 7.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Repurchase Price, principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

SECTION 7.4  SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING.
In determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities (other than any Holder of Securities on the Issuance Date) shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Responsible Officer actually knows are so owned shall be so disregarded. "Actual knowledge" means the fact of knowing without a duty to investigate. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor of the Securities (other than any holder of the Securities on the Issuance Date). In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons; and, subject to Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth.

SECTION 7.5  RIGHT OF REVOCATION OF ACTION TAKEN.  At any time prior to
(but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities.

ARTICLE 8

SUPPLEMENTAL INDENTURES

SECTION 8.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
SECURITYHOLDERS. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental heretofore one or more of the following purposes:

(a)  to cure any ambiguity, defect or inconsistency;

(b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(c) to provide for the assumption of the Issuer's obligations hereunder to the Holders in the case of a merger or consolidation pursuant to Article Nine hereof; or

(d) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights hereunder of any Holder.

(e) to make any change that would be required to qualify this Indenture under the TIA; and

(f) to make any change that does not adversely affect the rights of any Holder.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 8.1 may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2.

SECTION 8.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF
SECURITYHOLDERS. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities), the Issuer, when authorized by a resolution of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder), (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the mandatory repurchase of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security,
(iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration, other than as arising from Article 11 or Article 12), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities or of the Repurchase Price, (vii) waive a mandatory repurchase payment or any provisions related thereto with respect to any Security, as provided in Article 12, including a reduction in the Repurchase Price, (viii) make any change in any provision of the Security relating to conversion which is adverse to the holders, or (ix) make any change in the foregoing amendment and waiver provisions.

The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any indenture supplemental hereto. If a record date is fixed, then those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

Upon the request of the Issuer accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the required Securityholders and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be  necessary  for the  consent of the  Securityholders  under this
Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 8.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. In connection with the execution and delivery of any supplemental indenture pursuant to this Article Eight, the Trustee shall receive an Officers' Certificate and an Opinion of Counsel and, subject to the provisions of Sections 6.1 and 6.2, may rely thereon as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture. The Opinion of Counsel delivered pursuant to this Section 8.4 shall include a statement that the execution, delivery and performance of such supplemental indenture by the Issuer shall not result in a breach or violation of, or constitute a default under, this Indenture. Subject to Section 6.1, the Trustee may conclusively rely on an Opinion of Counsel with respect to the effect a supplemental indenture will have on a Holder under Section 8.1(d).

SECTION 8.5  NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL
INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.



ARTICLE 9

SATISFACTION AND DISCHARGE
OF INDENTURE; UNCLAIMED MONEYS

SECTION 9.1 DEFEASANCE AND REDEMPTION. The Issuer is prohibited from redeeming the Securities prior to their maturity or otherwise or defeasing or discharging this Indenture prior to the maturity of the Securities or their repurchase pursuant to the terms hereof.

SECTION 9.2 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR ONE YEAR. Any moneys and Government Securities deposited with or paid to the Trustee or any Paying Agent for the payment of the Repurchase Price, principal of or interest on any Security and not applied but remaining unclaimed for one year after the date upon which such Repurchase Price principal or interest shall have become due and payable shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the Holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys and Government Securities shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent before being required to make any such repayments may, but shall have no fiduciary obligation or contractual obligation to, at the expense of the Issuer, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. In the event any Securities are not presented for payment when due, either at maturity or at the date fixed for repurchase thereof or otherwise, if funds sufficient to pay such Securities shall have been made available to the Trustee or Paying Agent for the benefit of the Holders thereof, all liability of the Issuer to the Holders for payment of such Securities shall terminate and be completely discharged. The Trustee shall hold such segregated funds, without liability for interest thereon, for the benefit of the Holders, who shall thereafter be restricted exclusively to such funds for the satisfaction of any claim of whatever nature on their part under this Indenture or relating to such Securities.

ARTICLE 10

MISCELLANEOUS PROVISIONS

SECTION 10.1 INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, employee, director, or creditor, as such, of the Issuer or the Trustee or any Subsidiary of the Issuer or any successor of the Issuer or the Trustee or any such Subsidiary, whether directly or through the Issuer or any Subsidiary of the Issuer or any successor of the Issuer or any such subsidiary, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

SECTION 10.2  PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF
PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained.

SECTION 10.3  SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY
INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 10.4  NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND
SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer shall be given or served by (i) delivery in Person, (ii) telecopy (confirmed by copy sent by first-class mail) or (iii) certified or registered mail, return receipt requested (except as otherwise specifically provided herein), in each case addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Allstate Financial Corporation, 2700 South Quincy Street, Suite 540, Arlington, Virginia 22206,
Attention: President (Telecopy No.: 703- 931-2034). Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by one of the methods described in the first sentence of this
Section 10.4, addressed to the Corporate Trust Office (Telecopy No.: ______).

Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Any notice which is delivered, telecopied (and confirmed by mail) or mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the addressee receives such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice or confirm by mail telecopy notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

SECTION 10.5 COMPLIANCE CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon an application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee (i) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with and (iii) if appropriate, an Accountants' Certificate stating that in the opinion of such accountants all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters and information which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

SECTION 10.6  PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS.
If the date of maturity of interest on or principal of the Securities or the date fixed for repurchase of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for repurchase, and no interest shall accrue for the period after such date.

SECTION 10.7 APPLICABLE LAW. VIRGINIA LAW TO GOVERN. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF VIRGINIA, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN CHOICE OF LAW RULES) OF SAID STATE. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR VIRGINIA STATE COURT SITTING IN VIRGINIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES AND THE ISSUER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH UNITED STATES FEDERAL OR VIRGINIA STATE COURT. THE ISSUER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDINGS IN SUCH RESPECTIVE JURISDICTIONS. THE ISSUER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF VIRGINIA BY THE DELIVERY OF COPIES OF SUCH PROCESS TO THE ISSUER, AT ITS ADDRESS SPECIFIED IN SECTION
10.4 HEREOF OR BY CERTIFIED MAIL DIRECT TO SUCH ADDRESS.

     WHENEVER POSSIBLE EACH PROVISION OF THIS INDENTURE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS INDENTURE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS INDENTURE. WHENEVER IN THIS INDENTURE REFERENCE IS MADE TO THE ISSUER OR A HOLDER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, A REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS INDENTURE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSOR AND ASSIGNS. THE ISSUER'S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION FOR THE ISSUER.

SECTION 10.8 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 10.9 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 10.10  USURIOUS INTEREST. All agreements between the Issuer, the
Trustee and the Holders, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity date of the Securities or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Holders exceed the maximum amount permissible under the laws of the State of Virginia (hereinafter the "Applicable Law"). If, from any circumstance whatsoever, interest would otherwise be payable to the Holders in excess of the maximum amount permissible under Applicable Law, the interest payable to the Holders shall be reduced to the maximum amount permissible under Applicable Law, and if from any circumstance the Holders shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid principal balance of principal hereof, such excess shall be refunded to Issuer. All interest paid or agreed to be paid to the Holders shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. The Holders expressly disavow any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph shall control agreements between the Issuer and the Holders.

SECTION 10.11 VALUE OF SECURITIES. To the extent lawful, conversion rights issued in association herewith shall have a deminimus value and shall be valued at zero for U.S.
income tax purpose, including adjustment to the Securities.

     SECTION 10.12 DIRECTORS. The Holder or Holders of 50 percent of the outstanding Securities shall, until such time as the Securities are paid and/or converted in full, have the right to name, at any time, and from time to time
(i) one of the members of the Board of Directors so long as the Board of Directors shall have eight or fewer members, including that director named pursuant to this provision, and (ii) two members of the Board of Directors should the Board of Directors exceed eight members, including the member so named by clause (i) of this provision. Such named persons shall, upon direction by the required Holder(s), be placed upon the Board of Directors and the Issuer, at such time as such Board of Directors' seat of such appointee is subject to a shareholder vote, shall support and nominate such named individual(s) for election to the Board of Directors. Such right to name such directors shall include, upon a one day written notice, the right to remove and replace one or both such named directors. During such time period as this right exists, the Issuer will not permit its Board of Directors to exceed a total of ten (10) directors.

ARTICLE 11

CONVERSION

     SECTION 11.1   CONVERSION PRIVILEGE.   At any time or from time to time,
at the option of any Securityholder, which option shall be exercised by giving notice to the Issuer and the Trustee, the Securities shall be subject to conversion to Common Stock of the Issuer as provided in this Article 11 hereof at a conversion price of $6.50 per share (such price, as so adjusted from time to time, the "Conversion Price"), as such price may be adjusted as provided in this Article 11 hereof. The Securities may be converted in whole or in part, provided that if any Security is converted in part, the principal amount remaining with respect to the Securities shall be in an Authorized Denomination. No fractional shares will be issued upon the conversion of the Securities and any fractional amount shall be paid to the holder in cash.

     Securities surrendered for conversion during the period from the close of business on any Interest Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall be accompanied by payment of an amount equal to the interest payable from the date of conversion to and including the Interest Payment Date on the principal amount of Securities surrendered for conversion.

     SECTION 11.2   NOTICE OF CONVERSION.   The Securityholder converting
Securities shall give written notice to the Issuer at least fifteen days prior to such conversion of its election to convert Securities, specifying the numbers and amounts of the Securities or portions thereof to be converted, accompanied by the Securities being converted, any payment of interest required to be made pursuant to Section 11.1 hereof, and an instrument of transfer satisfactory to the Trustee.

     SECTION 11.3   ISSUANCE AND RESERVATION OF COMMON STOCK.

(a) Notice having been given in the manner provided in Section 11.2 above, the Securities or portions thereof shall be converted to Common Stock as set forth in such notice.

(b) Common Stock will be promptly issued by the Issuer to or upon the order of the registered owner of the Securities or portions thereof to be converted upon compliance with the above provisions.

          (c) Reservation of Shares. The Issuer shall at all times reserve for issuance and delivery upon conversion such number of shares of Common Stock or other shares of Capital Stock of the Issuer as from time to time shall be issuable upon conversion. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances and free and clear of all preemptive rights.

     SECTION 11.4   CANCELLATION OF CONVERTED SECURITIES.

          (a) All Securities converted in full under the provisions of this Article shall forthwith be cancelled and destroyed by the Trustee and a certificate of destruction furnished to the Issuer, and no Securities shall be executed, authenticated, issued or delivered in exchange or substitution therefor or for or in respect of any converted portion of a fully registered Security.

          (b) If there shall be presented for conversion less than all of a Security, the Issuer shall execute and the Trustee shall authenticate and deliver, upon the surrender of such Security, without charge to the owner thereof, for the unconverted balance of the principal amount of the Security so surrendered, Securities of like maturity in an Authorized Denomination.

     SECTION 11.5 ADJUSTMENTS OF CONVERSION PRICE AND NUMBER OF SHARES OF COMMON STOCK. The Conversion Price and the number and kind of shares of Common Stock issuable upon the conversion will be subject to change or adjustment from time to time as follows:

          (a) Change in Common Stock. In the event the Issuer shall, at any time or from time to time after the date hereof, (i) issue any shares of Common Stock as a stock dividend to the holders of Common Stock; (ii) subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares or (iii) issue any shares of its Capital Stock in a reclassification or reorganization of the Common Stock (any such issuance, subdivision, combination, reclassification or reorganization being herein called a "Change of Shares"), then (A) in the case of (i) or (ii) above, the number of shares of Common Stock that may be purchased upon conversion shall be adjusted to the number of shares of Common Stock that the Holder would have owned or have been entitled to receive after the happening of such event had conversion occurred immediately prior to the record date (or, if there is no record date, the effective date) for such event, and the Conversion Price shall be adjusted to the price (calculated to the nearest 1,000th of one cent) determined by multiplying the Conversion Price immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock receivable upon conversion immediately prior to such event and the denominator of which shall be the number of shares of Common Stock receivable upon conversion after the adjustment referred to above and (B) in the case of clause (iii) above, paragraph (l) below shall apply. An adjustment made pursuant to clause (A) of this paragraph (a) shall become effective retroactively immediately after the record date in the case of such dividend and shall become effective immediately after the effective date in other cases, but any shares of Common Stock issuable solely as a result of such adjustment shall not be issued prior to the effective date of such event.

          (b) Common Stock Distribution. In the event the Issuer shall, at any time or from time to time after the date hereof, issue, sell or otherwise distribute (including by way of deemed distributions pursuant to paragraphs (c) and (d) below) any shares of Common Stock (other than pursuant to (i) a Change of Shares, or (ii) the exercise or conversion, as the case may be, of any Option, Convertible Security (each as defined in paragraph (c) below) or warrant) (any such event, including any deemed distributions described in paragraphs (c) and (d) but excluding any transaction described in paragraph (m), being herein called a "Common Stock Distribution"), for a consideration per share less than the current market price per share of Common Stock, on the date of such Common Stock Distribution, then, effective upon such Common Stock Distribution, the Conversion Price shall be reduced to the price (calculated to the nearest 1,000th of one cent) determined by multiplying the Conversion Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (1) the product of the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Common Stock Distribution multiplied by the current market price per share of Common Stock on the date of such Common Stock Distribution, plus (2) the consideration, if any, received by the Issuer upon such Common Stock Distribution, and the denominator of which shall be the product of (x) the total number of shares of Common Stock issued and outstanding immediately after such Common Stock Distribution multiplied by (y) the current market price per share of Common Stock on the date of such Common Stock Distribution.

     If any Common Stock Distribution shall require an adjustment to the Conversion Price pursuant to the foregoing provisions of this paragraph (b), including by operation of paragraph (c) or (d) below, then, effective at the time such adjustment is made, the number of shares of Common Stock receivable upon conversion shall be increased to a number determined by multiplying the number of shares so receivable immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the Conversion Price in effect immediately prior to such adjustment and the denominator of which shall be the Conversion Price in effect immediately after such adjustment. In computing adjustments under this paragraph, fractional interests in Common Stock shall be taken into account to the nearest 1,000th of a share.

     The provisions of this  paragraph (b),  including by operation of paragraph
(c) or (d) below, shall not operate to increase the Conversion Price or reduce the number of shares of Common Stock receivable upon conversion, except by operation of paragraph (j) or (k) below, or in the event of a reverse split of the Common Stock.

          (c) Issuance of Options. In the event the Issuer shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the aggregate amount, if any, received or receivable by the Issuer as consideration for the issuance, sale, distribution or granting of such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Issuer upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options) shall be less than the current market price per share of Common Stock on the date of the issuance, sale, distribution or granting of such Options, then, for the purposes of paragraph (b) above, the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of the issuance, sale, distribution or granting of such Options and thereafter shall be deemed to be outstanding and the Issuer shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraphs (j) and (k) below, no additional adjustment of the Conversion Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities issuable upon the exercise of such Options. If the minimum and maximum numbers or amounts referred to in this paragraph (c) or in paragraph (d) below cannot be calculated with certainty as of the date of the required adjustment, such numbers and amounts shall be determined in good faith by the Board of Directors of the Issuer.

          (d) Issuance of Convertible Securities. In the event the Issuer shall, at any time or from time to time after the date hereof, issue, sell or otherwise distribute (including by assumption) any Convertible Securities (other than upon the exercise of any Option), whether or not the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Issuer as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Issuer upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the current market price per share of Common Stock on the date of such issuance, sale or distribution, then, for the purposes of paragraph (b) above, the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Issuer shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraphs (j) and (k) below, no additional adjustment of the Conversion Price shall be made upon the actual conversion or exchange of such Convertible Securities.

          (e) Dividends and Distributions. In the event the Issuer shall, at any time or from time to time after the date hereof, distribute to the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend declared and paid pursuant to a regular quarterly dividend policy of the Issuer), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Conversion Price shall be decreased to a price determined by multiplying the Conversion Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Issuer) per share of Common Stock issued and outstanding on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such current market price per share of Common Stock and (B) the number of shares of Common Stock receivable upon conversion shall be increased to a number determined by multiplying the number of shares of Common Stock so receivable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Conversion Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Conversion Price in effect immediately after such adjustment. The adjustments required by this paragraph (e) shall be made whenever any such distribution is made and shall be retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          (f) Current Market Price. For the purpose of any computation under paragraphs (b), (c), (d) and (e) of this Section 11.5, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence, prior to the Time of Determination and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the current market price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by paragraph (b), (c), (d) or (e). The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or any comparable system or (3) if the Common Stock is not listed on Nasdaq or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time in good faith by the Board of Directors of the Issuer for that purpose. In the absence of all of the foregoing, or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (f), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Issuer.

          (g) Certain Distributions. If the Issuer shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of paragraph (b) above (including dividends or distributions by operation of paragraph (c) or (d) above, as the case may be), such Options or Convertible Securities shall be deemed to have been issued or sold without consideration except for such amounts of consideration as shall have been deemed to have been received by the Issuer pursuant to paragraphs (c) or (d) above, as, appropriate.

     (h) Consideration Received. If any shares of Common Stock shall be issued and sold in an underwritten public offering, the consideration received by the Issuer for such shares of Common Stock shall be deemed to include the underwriting discounts and commissions realized by the underwriters of such public offering. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Issuer in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Issuer). If any Options shall be issued in connection with the issuance and sale of other securities of the Issuer, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued, sold or distributed for such amount of consideration as shall be allocated to such Options in good faith by the Board of Directors of the Issuer.

     (i) Deferral of Certain Adjustments. No adjustments to the Conversion Price (including the related adjustment to the number of shares of Common Stock receivable upon conversion) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Conversion Price; provided, however, that any adjustment which by reason of this paragraph (i) is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (j) Changes in Options and Convertible Securities. If the Conversion Price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) or (d) above, or the rate at which any Convertible Securities referred to in paragraph (c) or (d) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
Section 11.5), the Conversion Price then in effect and the number of shares of Common Stock receivable upon conversion shall forthwith be readjusted (effective only with respect to any Conversion of this Security after such readjustment) to the Conversion Price and number of shares of Common Stock receivable at the Conversion Price that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

          (k) Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of shares of Common Stock receivable upon conversion shall have been made pursuant to paragraph (c), (d) or (j) above or this paragraph (k), any Options or Convertible Securities shall have expired unexercised or, solely with respect to Options that are rights ("Rights"), are redeemed, the number of such shares which would be received upon conversion shall, upon such expiration or such redemption, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the Conversion of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Issuer upon such Conversion plus the aggregate consideration, if any, actually received by the Issuer for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided, however, that (x) no such readjustment shall have the effect of decreasing the number of shares so receivable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 11.5 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities and (y) in the case of the redemption of any Rights, there shall be deemed (for the purposes of paragraph
(c) above) to have been issued as of the date of such redemption, for no consideration, a number of shares of Common Stock equal to the aggregate consideration paid to effect such redemption divided by the current market price of the Common Stock on the date of such redemption.

     (l) Other Adjustments. In the event that at any time the Holder shall become entitled to receive any securities of the Issuer other than shares of Common Stock as constituted on the Issue Date the number of such other securities so receivable upon conversion and the Conversion Price applicable to such Conversion shall be adjusted at such time, and shall be subject to further adjustment from time to time thereafter, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 11.5.

     (m) Excluded  Transactions.  Notwithstanding  any provision in this Section
11.5 to the contrary, no adjustment shall be made pursuant to this Section 11.5 in respect of (i) any change in the par value of the Common Stock, (ii) the granting of any Options or the issuance of any shares of Common Stock, in either case, which would otherwise trigger an adjustment under paragraph (b) above, that may be registered on Form S-8 or any successor form under the Securities Act, to any directors, officers or employees of the Issuer, provided that the granting of Options or the issuance of shares of Common Stock pursuant to this clause (ii) are in the ordinary course of business and are usual and customary,
(iii) the issuance of Common Stock pursuant to any dividend reinvestment plan which provides that the price of the Common Stock purchased for plan participants from the Issuer will be no less than 95% of the average of the high and low sales prices of the Common Stock on the investment date or, if no trading in the Common Stock occurs on such date, the next preceding date on which trading occurred (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq or any comparable system or (3) if the Common Stock is not listed on Nasdaq or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Issuer for that purpose, or (4) the issuance on conversion of any Common Stock of the Old Notes. In the absence of all of the foregoing, or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph, the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Issuer.

     SECTION 11.6   REORGANIZATIONS AND ASSET SALES.   If any capital
reorganization or reclassification of the capital stock of the Issuer, or consolidation or merger of the Issuer with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holders of Securities shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified in Securities and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of shares of such stock immediately theretofore receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holders of the Securities to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price and of the number of shares receivable upon the conversion) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon conversion. The Issuer shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Issuer) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed by first class mail, postage prepaid, to the Holders of the Securities at the last address of such Holders appearing on the register maintained by the Issuer, the obligation to deliver to such Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holders may be entitled to receive.

     SECTION 11.7   NOTICE OF ADJUSTMENT.    Whenever the Conversion
Price is adjusted, the Issuer shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee a certificate from the Issuer's independent public accountant briefly stating the facts requiring the adjustment and the manner of computing it. In the absence of manifest error, such certificate shall be presumptive evidence that the adjustment is correct. The Trustee shall have no responsibility for calculating or confirming any adjustment to the Conversion Price and shall be entitled to rely upon calculations of such adjustments set forth in such certificate.

SECTION 11.8   NOTICE OF CERTAIN TRANSACTIONS.         If:

(a) the Issuer takes any action which would require an adjustment in the Conversion Price;

(b) the Issuer takes any action that would require a supplemental indenture pursuant to Section 11.6.; or

(c)  there is a dissolution or liquidation of the Issuer,

the Issuer shall mail to Securityholders and the Trustee a notice stating the record date for any such distribution or the effective date of any such subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Issuer shall mail the notice at least 15 days before such date.

SECTION 11.9   REGISTRATION.

(a) Each Holder shall have the right to have the shares of Common Stock underlying this Security registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by December 31, 1998, then upon the written request of any combination of the holders of Common Stock reserved upon conversion of the Securities or of Securities issued by the Issuer and collectively convertible into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 11.5), and on a one-time basis, the Issuer shall file, within ninety (90) days after written request such registration, and use its best efforts to cause to be declared effective ninety
(90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act covering the sale by the Holder of the Common Stock issuable upon conversion of this Security or any portion hereof (the "Registerable Securities"). The Issuer shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 11.10 hereto. The Holder shall furnish information reasonably requested by the Issuer in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 11.10.

(b) The Issuer will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the conversion rights herein, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

(c) The Issuer shall bear the entire cost and expense of any registration of securities under Paragraph 11.9 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 11.9 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          (d)  In addition, the Issuer shall:

(i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

(ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Issuer shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

(iii) use its best efforts to list such securities on any securities exchange on which any securities of the Issuer is then listed, if the listing of such securities is then permitted under the rules of such exchange;

(iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

(v) notify the Holder of Registerable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vi) furnish, at the request of the Holder on the date such Registerable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registerable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registerable Securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Issuer for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such an opinion and (B) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registerable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Issuer, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registerable Securities may reasonably request and are customarily included in such letters; and

(vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registerable Securities.

SECTION 11.10. INDEMNIFICATION.

(a) Whenever pursuant to Paragraph 11.9 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Issuer will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the Distributing Holder), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, or general partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Securities Act) of such securities and each person, if any, who controls (within the meaning of the Securities Act) any such underwriter and each officer, director, or general partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder for use in the preparation thereof or any underwriter or any person acting on behalf of any Distributing Holder or underwriter, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

(b) Whenever pursuant to Paragraph 11.9 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Securities Act, the Distributing Holder will indemnify and hold harmless the Issuer and each underwriter, each of their respective directors, each of their respective officers and general partners thereto, and each person, if any, who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Issuer or any such director, officer, general partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or such underwriter (or any person acting on behalf of such Distributing Holder or underwriter) for use in the preparation thereof; and will reimburse the Issuer or any such director, officer, general partner or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

(c) Promptly after receipt by an indemnified party under this Paragraph 11.10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 11.10.

(d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and , to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 11.10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

SECTION 11.11 DISCLAIMER BY THE TRUSTEE. The Trustee has no duty to determine when an adjustment under Article 11 should be made, or how it should be made or what it should be. The Trustee makes no representation as the validity or value of any securities or assets issued upon conversion of the Securities. The Trustee shall not be responsible for the Issuer's failure to comply with Article 11.

     SECTION 11.12 WAIVER; AMENDMENT. The provisions of this Article 11 may only be modified or amended, and performance waived, only by the consent of the holders of all Outstanding Securities, except to the extent such change is not adverse to the holders of the Outstanding Securities.


ARTICLE 12

REPURCHASE OF SECURITIES AT THE OPTION OF THE
HOLDERS UPON A FUNDAMENTAL CHANGE

     SECTION 12.1   REPURCHASE UPON A FUNDAMENTAL CHANGE.   The
Issuer covenants and agrees that, in the event that there occurs a Fundamental Change, each Holder will have the right, at such Holder's option, to require the Issuer to repurchase all, or any portion that is an Authorized Denomination, of such Holder's Securities on the Repurchase Date selected as provided below at a repurchase price (the "Repurchase Price") equal to the principal amount of such Securities plus accrued and unpaid interest to the Repurchase Date; provided, that the failure of the Issuer to repurchase Securities as a result of the application of Article 13 hereof or the failure of the Required Lenders to have consented to the repurchase shall nevertheless constitute an Event of Default hereunder. Notwithstanding anything to the contrary, compliance with this
Article 13 and timely payment of the Repurchase Price can be waived, modified or amended only by each such Holder entitled to the benefits of this Article 12. A Holder shall have the right to exercise such Holder's right to convert all or any portion of such Holder's Security into Common Stock of the Issuer until actual receipt of the Purchase Price as provided herein. Any right or remedy as set forth herein with respect to the payment, failure to pay or enforcement of payment of principal or interest shall be applicable to the Repurchase Price.

     SECTION 12.2 NOTICES, ETC. The Issuer shall deliver to the Trustee, and the Issuer shall mail to each Holder at such Holder's address appearing in the Securities register, a written notice (the "Issuer Notice") describing the occurrence of the Fundamental Change within ten Business Days of such Fundamental Change and of the repurchase right set forth herein arising as a result thereof, as well as stating the final date by which the Securities must be surrendered for repurchase, the last day on which an election to require repurchase must be invoked, the Conversion Price then in effect, the Repurchase Date, the Repurchase Price and the procedure which the Holder must follow to elect repurchase.

No failure of the Issuer to give the foregoing notices or defect therein shall limit any Holder's right to exercise repurchase right to affect the validity of the proceedings for the repurchase of Securities.

     SECTION 12.3   EXERCISING REPURCHASE RIGHT.

(a) To elect repurchase of any Security or portion thereof, the Holder will be required to surrender, on or before the Final Surrender Date (as defined below), at any place where principal is payable, such Security duly endorsed or assigned to the Issuer or in blank, together with written notice of the Holder's election to have the Issuer repurchase all or any $1,000 portion of such Security specified in such notice. Election of repurchase by a Holder shall be revocable at any time prior to the Final Surrender Date by delivering written notice to that effect to the Trustee. "Final Surrender Date" shall mean the date which is, subject to any contrary requirements of applicable law, 60 days after the date of mailing of the Issuer Notice. "Repurchase Date" shall mean the date selected by the Issuer for the repurchase of the Securities that is not less than 10 and not more than 30 days after the Final Surrender Date.

(b) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid the Repurchase Price in cash to the Holder on the Repurchase Date; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the holders of such Securities, registered as such at the close of business on the relevant record date specified in the Securities according to the terms and provisions of Article 2.

(c) If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount which is payable at maturity shall, until the Repurchase Price (as calculated at the date of payment) is paid, continue to bear interest from the Repurchase Date at the rate borne by the Security and each such Security shall continue to remain convertible into Common Stock until said Repurchase Price shall have been paid to the holder or duly provided for by deposit with the Paying Agent in immediately available funds without restriction.

(d) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Issuer or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder without service charge, a new Security or Securities, of any Authorized Denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

     SECTION 12.4   CERTAIN DEFINITIONS.     For purposes of this Article the
terms "Fundamental Change" shall mean the following:

(a) an event or series of events occurs by which any Person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise (which shall not include an Allowed Transaction, as defined in Section 12.4(c) hereof, other than an Allowed Transaction described in Section 12.4(w) hereunder have become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Voting Shares entitled to exercise more than 50% of the total voting power of all outstanding Voting Shares (including any Voting Shares that are not then outstanding of which such Person or Group of Persons is deemed the beneficial owner); or

(b) the direct or indirect sale, lease, exchange or other transfer to any Person or Group of Persons of all or substantially all of the assets of the Issuer (which shall not include (i) a transaction the primary purpose of which is to provide financing for the Issuer's operations so long as such transaction is otherwise permitted by and complies with the terms of this Indenture, or (ii) any sale or transfer by the Issuer of all or substantially all of its assets to one or more of its wholly-owned subsidiaries, in any one transaction or a series of transactions); or

(c) any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any merger of another Person into the Issuer (other than (w) a consolidation or merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock other than shares of Common Stock owned by either of the parties to the consolidation merger, (x) a merger which is effected solely to change the jurisdiction of incorporation of the Issuer, (y) any consolidation with or merger of the Issuer into a wholly-owned subsidiary of the Issuer in which the stockholders of the Issuer hold all of the outstanding shares of the surviving corporation in the same proportion as immediately prior to the merger or consolidation, or (z) a consolidation or merger in which the stockholders of the Issuer hold more than a majority of the combined voting power of the then outstanding Voting Shares of the Person surviving such transaction, provided in any such case, that the resulting corporation or each such subsidiary assumes or guarantees the Issuer's obligations under the Securities and the Consolidated Net Worth of the surviving or acquiring corporation in any such consolidation, merger or sale of assets immediately after the consummation of any such transaction equals or exceeds the Consolidated Net Worth of the Issuer immediately prior to such transaction (each case set forth in (w), (x), (y) and (z), an "Allowed Transaction")); or

          (d)  the liquidation or dissolution of the Issuer; or

(e) the purchase or the acquisition by the Issuer, directly or indirectly, of beneficial ownership of Voting Shares of such purchase or acquisition would result in a violation or default that has not been waived under any agreement, instrument or document evidencing any Senior Indebtedness to which the Issuer is a party, whether as primary obligor, guarantor or otherwise which would entitle the holders of any Senior Indebtedness to accelerate or otherwise require the payment of amounts owed under any such Senior Indebtedness; or

(f) any Person shall succeed in having a sufficient number of his or its nominees elected to the Board of Directors of the Issuer such that such nominees so elected (whether new or continuing as directors) shall constitute a majority of the Board of Directors of the Issuer, provided that such nominees are originally proposed for election either (i) in opposition to those nominees proposed for election by the Board of Directors of the Issuer, or (ii) without being nominated by the Board of Directors of the Issuer.

ARTICLE 13

SUBORDINATION

     SECTION 13.1   SUBORDINATION PROVISIONS.          Notwithstanding any
other provision of this Indenture or the Securities to the contrary, any Distribution with respect to the Securities is and shall be expressly junior and subordinated in right of payment to the extent and in manner set forth in this
Article 13, to all amounts due and owing upon all Senior Indebtedness outstanding from time to time.

     SECTION 13.2 PAYMENTS. The Issuer shall make no Distribution on the Securities until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement shall have been irrevocably terminated; provided, however, that so long as the Trustee has not received a written notice from the Agent or any Senior Lender (or any agent, trustee or representative acting on its behalf) stating that a Senior Event of Default has occurred and is continuing and specifying the nature thereof (any such notice, a "Senior Default Notice"), the Issuer may pay and the Securityholders may receive payments of principal of premium, if any, and interest on the Securities; provided, however, that if the Trustee receives a Senior Default Notice within five (5) business days following an Interest Payment Date or payment of principal of the Securities specifying that a Senior Event of Default occurred prior to or on such Interest Payment Date or date of payment of principal and such Senior Event of Default is continuing as of the date of such notice, then the Securityholders shall be obligated to remit such payments to the Agent for the ratable benefit of the Senior Lenders as provided in Section 13.5 hereof.

     Following the Trustee's receipt of a Senior Default Notice, (i) the Issuer shall make no Distribution on the Securities, and (ii) no Securityholder shall be entitled to receive or retain such Distribution in respect of the Securities; provided that, notwithstanding the foregoing restriction, the Issuer may pay and the holders of the Securities shall be entitled to receive and retain any principal or interest payment which shall become due and payable (on a non-accelerated basis) on the earliest to occur of (x) the date of which the Trustee receives a written notice from the Agent or Senior Lender (or any agent, trustee or other representative acting on its behalf) stating that all such Senior Events of Default have been cured or waived or the benefits of this sentence have been waived by or on behalf of the holders of the Senior Indebtedness or (y) payment in full in cash of all Senior Indebtedness and the irrevocable termination of the Loan Agreement.

     SECTION 13.3   LIMITATION ON ACCELERATION.   During any period
described in Section 13 hereof in which a Distribution is not permitted to be made on the Securities (any such period, a "Non-Payment Period"), neither the Trustee nor the Securityholders shall be entitled to accelerate the maturity of the Securities or commence any other action or proceeding to recover any amounts due or to become due with respect to the Securities; provided, however, the foregoing limitation on acceleration or exercise of any remedy shall not be applicable following the earliest to occur of (w) the Senior Indebtedness being paid in full and the Loan Agreement irrevocably terminated; (x) an Event (as to which Section 13.4 shall apply), (y) the acceleration of the Senior Indebtedness or, after maturity (as the same maybe extended) of the Senior Indebtedness, the exercise of any remedy by the Senior Lenders pursuant to, or to otherwise enforce, the Loan Agreement, excluding imposition of a default rate of interest, or (z) the later to occur of (i) February 13, 2001, or (ii) the date 270 days following the Trustee's receipt of a Senior Default Notice other than a Senior Default Notice relating to a default in payment of any Obligation with respect to the Senior Indebtedness, in which case this clause (z) shall have no force or effect; provided further, however, that the foregoing limitation on exercise of any remedy shall not restrict or limit the Trustee or the Securityholders from commencing an action or proceeding against the Issuer or any Subsidiary seeking only equitable relief as to the enforcement of the Issuer's covenants or other agreements hereunder.

     SECTION 13.4   PRIOR PAYMENT OF SENIOR INDEBTEDNESS IN
BANKRUPTCY, ETC. In the event of any insolvency or bankruptcy proceedings relative to the Issuer or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Issuer or distribution or marshaling of its assets or any composition with creditors of the Issuer, whether or not involving insolvency or bankruptcy, or if the Issuer shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Event"), then all Senior Indebtedness shall be indefeasibly paid in full and satisfied in cash before any Distribution shall be made on account of the Securities. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Securities shall be paid or delivered directly to the Agent for the ratable benefit of the Senior Lenders, until all amounts owing upon the Senior Indebtedness shall have been indefeasibly paid in full in cash.

     SECTION 13.5   TRUSTEE TO EFFECT SUBORDINATION.

(a) Each Securityholder by such Holder's acceptance hereof and its Security(ies) authorize and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact with full power to act in such Holder's place and stead for any and all such purposes, including the right to make, present and file proofs of claim against the Issuer on account of all or any part of the Securities in a proceeding referred to in Section 13.4 or upon the happening of any Event and to receive and collect any and all payments with respect to the Securities or other payments thereon and to apply same on account of the Senior Indebtedness as contemplated in this Article.

(b) If the trustee fails or omits to take action required or permitted to be taken pursuant to Section 13.5(A) hereof, each Securityholder, by such Holder's acceptance hereof and its Security(ies) authorizes and directs the Agent on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Agent such holder's attorney-in-fact with full power to act in such Holder's place and stead for any and all purposes, including the right to make, present and file proofs of claim against the Issuer on account of all or any part of the Securities in a proceeding referred to in Section 13.4 or upon the happening of any Event and to receive and collect any and all payments with respect to the Securities or other payments thereon and to apply same on account of the Senior Indebtedness as contemplated in this Article.

(c) Should any Distribution or the proceeds thereof in respect of the Securities be collected or received by the Trustee or any Securityholder at a time when such Securityholder is not permitted to receive any such Distribution or proceeds thereof, then the Trustee or such Securityholder, as the case may be, will forthwith deliver, or cause to be delivered, the same to the Agent for the ratable benefit of the Senior Lenders in precisely the form held by the Trustee or such Securityholder (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the Trustee or such Securityholder, as the case may be, as the property of the Senior Lenders.

     SECTION 13.6   SUBROGATION.

(a) Subject to the prior payment in full in cash of the Senior Indebtedness and the irrevocable termination of the Loan Agreement, to the extent that Senior Lenders have received any Distribution on the Senior Indebtedness which, but for this Article would have been applied to the Securities, the Trustee and the Securityholders shall be subrogated to the then or thereafter rights of the
Senior Lenders including, without limitation, the right to receive any Distribution on the Senior Indebtedness until the principal of, interest on and other charges due under the Securities shall be paid in full, and, for the purposes of such subrogation, no Distribution to the Senior Lenders to which the Securityholders would be entitled except for the provisions of this Article shall, as between the Issuer, its creditors (other than the Senior Lenders) and the Securityholders be deemed to be a Distribution by the Issuer to or on account of the Senior Indebtedness, it being understood that the provisions hereof are intended solely for the purpose of defining the relative rights of the Securityholders on the one hand, the Senior Lenders on the other hand.

(b) Nothing in this Indenture shall impair, between the Issuer and the Securityholders, the unconditional and absolute obligation of the Issuer to pay punctually the principal, interest and other amounts and obligations owing under this Indenture, the Securities and the other Subordinated Lending Agreements in accordance with the term hereof and thereof, subject to the rights of the Senior Lenders under this Article.

     SECTION 13.7. NOTICE TO THE TRUSTEE. The Issuer shall give prompt written notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Event of Default (or of any other facts which would prohibit the making of any payment to or by the Trustee) unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an officer of the Issuer, the Agent or by any Senior Lender (or any agent, trustee or other representative acting on its behalf); and prior to the receipt of any such written notice, the Trustee shall be entitled to assume that no such facts exist; provided, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms of this Indenture any monies shall become payable for any purpose then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any monies from the Issuer and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 13.7 shall limit the right of the Senior Lenders to recover payments as contemplated herein. The Trustee shall be entitled to rely on the delivery to it or after such prior date. Nothing contained in this Section 13.7 shall limit the right of the Senior Lenders to recover payments as contemplated herein. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be the Agent or a Senior Lender (or an agent, trustee, or other representative of such Senior Lender) to establish that such notice has been given by the Agent or such Senior Lender (or an agent, trustee or other representative of any such Senior Lender).

     In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a Senior Lender to participate in any payment or Distribution pursuant to this Article, the Trustee may request that such Person furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or Distribution and any other facts pertinent to the rights of such Person under this Article, and if any such evidence is not furnished, then the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.8. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Subject to the provision of this Article, upon any payment or Distribution of assets or securities of the Issuer referred to in this Article, the Trustee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or upon certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or Distribution, delivered to the Trustee for the purpose of ascertaining the Persons entitled to participate in such Distribution, the Holders of the Senior Indebtedness and other Indebtedness of the Issuer, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. Nothing in this Section, however, shall limit or alter any rights or remedies of the Senior Lenders under the Article.

     SECTION 13.9.  TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.  The
Trustee and any Paying Agent shall be entitled to the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by either in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

     SECTION 13.10. MISCELLANEOUS.

(a) The rights of the Senior Lenders to enforce the provisions of this Article shall not be prejudiced or impaired by any act or omitted act of the Issuer, the Trustee or any Senior Lender, including forbearance, waiver, consent, compromise, amendment, extension, renewal or taking or release of the security in respect of any Senior Indebtedness or noncompliance with such provisions, regardless of the actual or imputed knowledge of the Issuer, the Trustee or any Senior Lender.

(b) This Article shall continue in full force and effect after the filing of any petition by or against the Issuer under the United States Bankruptcy Code and all converted or succeeding cases in respect thereof. All references herein to the Issuer shall be deemed to apply to the Issuer as debtor-in-possession and to a trustee for the Issuer.

(c) So long as the Loan Agreement remains in effect, neither the Issuer nor the Trustee shall enter into any amendment or modification of this Indenture or any other Subordinated Lending Agreement which (i) without the prior written consent of the Required Lenders, increases the aggregate principal amount of the Securities to greater than $5,000,000 or increases the interest rate on or shortens or reduces the time for payment of any amount on account of the Securities or adds to or modifies to make more restrictive the Events of Default or covenants of the Issuer hereunder or (ii) without the prior written consent of each Senior Lender affected thereby, adversely affects the rights of any holder of Senior Indebtedness at the time outstanding to the benefits of the subordination affected by this Article.

(d) Nothing contained in this Article or elsewhere in this Indenture shall in any manner limit or restrict the ability of the Agent or the Senior Lenders from increasing or changing the terms of the Loan Agreement or the Senior Indebtedness or to otherwise waive, amend or modify the terms and conditions of the Loan Agreement or the Senior Indebtedness, in such manner as the Agent or such Senior Lenders and the Issuer determine. Each Securityholder, by its acceptance hereof and of its Securities(ies), hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by the Agent or the Senior Lenders to the Issuer from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Article in respect of the Securities.

(e) This Article shall be continuing agreement, shall be binding upon and shall inure to the benefit of holders of the Senior Indebtedness from time to time and their respective successors and assigns, shall be irrevocable without the consent of the Senior Lenders as provided herein and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Loan Agreement shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of the Issuer with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization or the Issuer, or upon or as a result of the appointment of a receiver, intervenor or conservator, or any trustee, custodian or similar officer, for the Issuer or any of its property.

(f) The failure to make a payment pursuant to the Securities by reason of any provision of this Article shall not prevent the occurrence of an Event of Default. Subject to Section 13.3 nothing in this Article shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities or pursue any other remedy with respect thereto.

     SECTION 13.11 CONVERSION RIGHTS. Nothing in this Section 13 shall affect or limit the right of any Holder to convert all or any portion of such Holder's Security(ies) pursuant to Article 11 herein.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and, where appropriate, their respective corporate seals to be hereunto affixed and attested, all as of September 14, 1998.

[CORPORATE SEAL]    ALLSTATE FINANCIAL CORPORATION


Attest:   By: _______________________________________
By:_______________________
     By: _______________________________________


Exhibit "A"
     INVESTMENT REPRESENTATION LETTER
     (Accredited Investor)

                ,        , 1998


 Allstate Financial Corporation


Attn: ____________
Gentlemen:

This letter is delivered to Allstate Financial Corporation (the ?Company?) in conjunction with the undersigned?s execution and delivery of the [Subscription Agreement] pursuant to the terms of which the undersigned (the ?Purchaser?) as agreed to exchange its [describe old note] for the [describe new note, (together with the capital stock of the Company into which such Note is convertible, the ?Securities?), which will or may be issued pursuant to the [describe the indenture (the ? Indenture?). In order to induce the Allstate Financial Corporation (the ?Company?) to issue the Securities to the Purchaser, the Purchaser makes the representations and warranties contained herein.

The Company has informed the Purchaser that the Securities have not been registered with the Securities and Exchange Commission nor with the security authorities of any state, and that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act of 1933, as amended, and the appropriate state securities laws, or an exemption from such registration is available. The Purchaser understands that the Company is under no obligation to register the Securities or to comply with any such exemption, except as may be set forth in the Indenture. The Purchaser understands that no federal or state securities authority has made any finding or determination as to the fairness of investment in, nor any recommendation or endorsement of, the Securities.

The Purchaser hereby represents and warrants to the Company that Purchaser is purchasing the Securities for Purchaser?s own account for investment and not with a view to dividing the Securities with others, or with a view to or in connection with an offering or any distribution, and that the Purchaser has no present intention of selling or otherwise disposing of the Securities.

In order to assure the Company with respect to the foregoing, the Purchaser further represents and warrants the following facts:

(a) Except as specifically noted above, it is the present intention of the Purchaser to receive and hold the Securities for the private personal investment of the Purchaser for Purchaser?s own account. Any sale or exchange or offer of the Securities will not be made in any manner that will violate the Securities Act of 1933, as amended, or any applicable securities law.

     (b) Except as specifically noted above, the Purchaser has no contract, understanding, agreement or arrangement with any person or entity to sell or transfer to any such persons or entities, or to anyone, or to have any such person or entity sell for the Purchaser the Securities and the Purchaser is not engaged in, and does not plan to engage, within the foreseeable future, in any discussion with any person or entity relating to the sale or transfer of the Securities.

(c) Except as specifically noted above, as of the present date, the Purchaser is not aware of any occurrence, event or circumstance upon the happening of which Purchaser intends to transfer or sell the Securities, or any part thereof, and the Purchaser does not have any present intention to sell the Securities, or any part thereof, after the lapse of any particular period of time. Purchaser understands that Purchaser may be required to bear the economic risks of Purchaser?s investment in the Securities for an indefinite period of time.

(d) The Purchaser has no present obligation, indebtedness or commitment and has no knowledge of any circumstances in existence, which would compel the Purchaser to secure funds by the sale of the Securities, nor is the Purchaser a party to any plans or undertakings requiring funds, which plans or undertakings can be consummated only by the sale of all or part of the Securities.

(e) The Undersigned is an ?Accredited Investor? as that term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933. (f) The negotiations for the purchase of such Securities have been conducted directly between the Purchaser on the one hand and the Company on the other. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company and its officers concerning the terms and conditions of the sale of the Securities and other matters pertaining to the investment in the Company in order for the Purchaser to evaluate the merits and risks of purchase of the Securities. The Purchaser acknowledges that Purchaser has been furnished all information that Purchaser has requested to the extent that Purchaser considers necessary and advisable, and such information, along with the information and advice provided by the Purchaser Representative, is reasonable upon which to base an investment decision.

(g) The Purchaser acknowledges Purchaser?s understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) of that Act.

(h) Investment in the Securities is speculative and involves a high degree of risk of loss by the Purchaser of the Purchaser?s entire investment. The Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities, can bear the economic risk of losing Purchaser?s entire investment, has adequate means for providing for Purchaser?s current needs and personal contingencies, and has no need for liquidity in an investment in the Securities and is capable of evaluating the merits and risks of the investment in the Securities.

The Purchaser further understands that in the event Purchaser should in fact resell the Securities, or any part thereof, within the foreseeable future, Purchaser may be deemed to be an underwriter, as that term is defined in the Securities Act of 1933, as amended. The Purchaser further understands and agrees that the Securities cannot be offered for sale, sold or otherwise transferred on the register of the Company until Purchaser has notified the Company in writing of Purchaser?s intention to do so and unless and until the Company, if it deems appropriate, has been furnished with an opinion of counsel for the Purchaser satisfactory to counsel for the Company that such sale or transfer does not involve a violation of the Securities Act of 1933, as amended, or the securities laws of any state having jurisdiction. The Purchaser agrees that the an appropriate restrictive legend may be placed on the certificates evidencing any Securities issued pursuant hereto.

The Purchaser agrees that transfer of the Securities may be refused by the Company or its transfer agent if, in the opinion of counsel for the Company, any proposed sale or transfer by the Purchaser of the Securities would not be in compliance with the applicable federal and state securities laws.

     * * * * *

Sincerely,





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